UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Altaba Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTABA INC. (NASDAQ: AABA)

140 East 45th Street, 15th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 24, 2017

Notice is hereby given to the holders of shares of common stock, par value $0.001 per share (“Shares”), of Altaba Inc. (the “Fund”) that the annual meeting of stockholders of the Fund (the “Annual Meeting”) will be held at 50 Vanderbilt Avenue, New York, New York on Tuesday, October 24, 2017, at 8:00 a.m. (Eastern time). The Annual Meeting is being held for the following purposes:

1.

To elect the Director nominees named in the accompanying proxy statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman, and Thomas J. McInerney) to serve until their respective successors shall have been elected and qualified.

2.	To approve a new investment advisory agreement between the Fund and BlackRock Advisors, LLC.

3.	To approve a new investment advisory agreement between the Fund and Morgan Stanley Smith Barney LLC.

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the current fiscal year.

5.	To approve a long-term deferred compensation incentive plan for the Fund’s management and Directors.

6.	To vote upon a proposal submitted by a stockholder, if properly presented at the Annual Meeting.

7.	To vote upon a proposal submitted by a stockholder, if properly presented at the Annual Meeting.

8.	To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5 AND “AGAINST” PROPOSALS 6 AND 7.

The Board has fixed the close of business on September 6, 2017, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments, postponements or delays thereof.

It is important that your Shares be represented at the Annual Meeting in person or by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet pursuant to the instructions on the enclosed proxy card or on the Important Notice Regarding the Availability of Proxy Materials for the Altaba Inc. Annual Meeting of Stockholders to be Held on October 24, 2017 so you will be represented at the Annual Meeting. If you attend the Annual Meeting and wish to vote in person, you will be able to do so and your vote at the Annual Meeting will revoke any proxy you may have submitted. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

By order of the Board:

Thomas J. McInerney

Chief Executive Officer of the Fund

New York, New York

September 11, 2017

YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR VOTE VIA TELEPHONE OR THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR ON THE IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ALTABA INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 24, 2017. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY CARD OR VOTE VIA TELEPHONE OR THE INTERNET PROMPTLY.

IF YOU WISH TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOU WILL BE ABLE TO DO SO. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU MUST SHOW PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

ALTABA INC. (NASDAQ: AABA)

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 24, 2017

This proxy statement (“Proxy Statement”) is furnished to the holders of shares of common stock, par value $0.001 per share (“Shares”), of Altaba Inc. (the “Fund”) in connection with the solicitation by the Board of Directors (the “Board”) of the Fund of proxies to be voted at the annual meeting of stockholders of the Fund to be held on Tuesday, October 24, 2017, and any adjournments, postponements or delays thereof (the “Annual Meeting”). The Annual Meeting will be held at 50 Vanderbilt Avenue, New York, New York on Tuesday, October 24, 2017, at 8:00 a.m. (Eastern time).

This Proxy Statement will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the U.S. Securities and Exchange Commission (“SEC”).

The Fund will furnish to any stockholder, without charge, a copy of the Fund’s most recent annual report and/or semi-annual report to stockholders upon request. Requests should be directed to the Fund’s Secretary at 140 East 45th Street, 15th Floor, New York, New York 10017 or to Georgeson LLC toll free at 1-866-219-9786.

The Notice of Annual Meeting, this Proxy Statement, the enclosed proxy card and the Important Notice Regarding the Availability of Proxy Materials for the Altaba Inc. Annual Meeting of Stockholders to be Held on October 24, 2017 (the “Notice of Internet Availability of Proxy Materials”) are first being sent to the Fund’s stockholders on or about September 12, 2017.

Background

On June 13, 2017, Yahoo! Inc. (“Yahoo”) sold its operating assets to Verizon Communications Inc. (“Verizon”) (the “Sale Transaction”). Following the Sale Transaction, Yahoo changed its name to Altaba Inc. and was required to register as an investment company under the Investment Company Act of 1940 (the “1940 Act”). We refer to the Fund prior to the Sale Transaction as “Yahoo” for purposes of this Proxy Statement.

The Fund’s assets currently consist of:

•	an approximately 15% equity stake in ordinary shares of Alibaba Group Holding Limited (“Alibaba”);

•	an approximately 36% equity stake in shares of common stock of Yahoo Japan Corporation (“Yahoo Japan”);

•	cash, cash equivalents, and high-quality, short-term debt securities (the “Marketable Debt Securities Portfolio”);

•	investments in certain additional companies; and

•	Excalibur IP, LLC, a wholly owned subsidiary of the Fund that owns certain patent assets that were not core to Yahoo’s operating business.

The Fund’s investment objective is to seek to track the combined investment return of the Alibaba shares and Yahoo Japan shares that it owns. All of the Fund’s assets with the exception of the Marketable Debt Securities Portfolio are

QUESTIONS AND ANSWERS

managed by the Fund’s officers and employees. The Board has determined that it is in the best interests of the Fund and its stockholders for the Marketable Debt Securities Portfolio, which had an aggregate market value of approximately $9.2 billion as of June 30, 2017, to be externally managed. As described below, the Board is seeking approval for the Fund to enter into investment advisory agreements with BlackRock Advisors, LLC (“BlackRock”) and with Morgan Stanley Smith Barney LLC (“MSSB”). As of June 30, 2017, $8.2 billion of the Marketable Debt Securities Portfolio was externally managed, with the remainder invested by management directly in money market funds for liquidity purposes.

Why is a stockholder meeting being held?

The Shares of the Fund are listed on NASDAQ Global Select Market (“Nasdaq”) and the rules of Nasdaq require the Fund to hold an annual meeting of stockholders to elect Directors each fiscal year.

Additionally, the Board seeks approval to enter into investment advisory agreements with BlackRock and with MSSB, each to manage approximately half of the Fund’s Marketable Debt Securities Portfolio. On June 16, 2017, the Board approved BlackRock and MSSB (each, an “Adviser,” and together, the “Advisers”) as interim investment advisers and approved an interim advisory agreement with BlackRock (the “Interim BlackRock Advisory Agreement”) and an interim advisory agreement with MSSB (the “Interim MSSB Advisory Agreement”) to allow BlackRock and MSSB to serve as interim investment advisers for the Marketable Debt Securities Portfolio until an in-person meeting of the Board could be held and a new investment advisory agreement with BlackRock (the “New BlackRock Advisory Agreement”) and a new investment advisory agreement with MSSB (the “New MSSB Advisory Agreement’) could be submitted to stockholders for approval, in accordance with Rule 15a-4 of the 1940 Act.

The Board seeks ratification by the stockholders of PricewaterhouseCoopers (“PwC”) as the Fund’s independent public registered accounting firm for this fiscal year.

Lastly, the Board seeks approval by the stockholders of a long-term deferred compensation incentive plan for the Fund’s management and Directors.

What Proposals has the Board proposed that stockholders vote on at the Annual Meeting?

(1)

To elect the Director nominees named in this Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman and Thomas J. McInerney) to serve until their respective successors shall have been elected and qualified.

(2)	To approve a new investment advisory agreement between the Fund and BlackRock Advisors, LLC.

(3)	To approve a new investment advisory agreement between the Fund and Morgan Stanley Smith Barney LLC.

(4)	To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the current fiscal year.

(5)	To approve a long-term deferred compensation incentive plan for the Fund’s management and Directors.

Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

Who is asking for my vote?

The enclosed proxy card is solicited by the Board for use at the Annual Meeting to be held on Tuesday, October 24, 2017, and any adjournments, postponements or delays thereof, for the purposes stated in the Notice of Annual Meeting.

QUESTIONS AND ANSWERS

How does the Board recommend that stockholders vote on the proposal to elect nominees of the Board?

The Board unanimously recommends that you vote “FOR” each of the nominees of the Board.

The Board has reviewed the qualifications and backgrounds of the Board’s nominees and believes that they are experienced in overseeing public companies and are familiar with the Fund, its investment strategies and operations and the investment advisers of the Fund. The Board has approved the nominees named in this Proxy Statement and believes their election is in your best interests as stockholders.

How does the Board recommend that stockholders vote on the proposal to approve a new investment advisory agreement with BlackRock?

The Board unanimously recommends that you vote “FOR” the approval of the New BlackRock Advisory Agreement.

How does the Board recommend that stockholders vote on the proposal to approve a new investment advisory agreement with MSSB?

The Board unanimously recommends that you vote “FOR” the approval of the New MSSB Advisory Agreement.

How does the Board recommend that stockholders vote on the proposal to ratify the independent registered public accounting firm?

The Board unanimously recommends that you vote “FOR” the ratification of PwC as the Fund’s independent registered public accounting firm.

How does the Board recommend that stockholders vote on the proposal to approve a long-term deferred compensation incentive plan for the Fund’s management and Directors?

The Board unanimously recommends that you vote “FOR” the approval of a long-term deferred compensation incentive plan for the Fund’s management and Directors.

How does the Board recommend that stockholders vote on the stockholder proposal regarding stockholder action by written consent?

The Fund has received notice of a stockholder’s intention to present a proposal at the Annual Meeting to request that the Fund allow stockholders of the Fund to take action by written consent in lieu of a meeting of stockholders. The Board unanimously recommends that you vote “AGAINST” the stockholder proposal regarding stockholder action by written consent.

How does the Board recommend that stockholders vote on the stockholder proposal regarding the Yahoo Human Rights Fund?

The Fund has received notice of a stockholder’s intention to present a proposal at the Annual Meeting to request that the Fund prepare a report regarding Yahoo’s human rights policy and practice, particularly with respect to the Yahoo Human Rights Fund, which was established by Yahoo in connection with its internet business in China. The Board unanimously recommends that you vote “AGAINST” the stockholder proposal regarding the Yahoo Human Rights Fund.

QUESTIONS AND ANSWERS

Who is eligible to vote?

Stockholders of record of the Fund at the close of business on September 6, 2017 (the “Record Date”), are entitled to be present and to vote at the Annual Meeting or any adjournments, postponements or delays thereof. Each Share is entitled to one vote on the Proposals and a fractional vote with respect to fractional Shares, with no cumulative voting. Shares represented by duly executed proxies will be voted in accordance with your instructions.

How do I vote my Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The required control number for Internet and telephone voting is printed on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The control number is used to match proxies with stockholders’ respective accounts and to ensure that, if multiple proxies are executed, Shares are voted in accordance with the proxy bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact Abernathy MacGregor at (212) 371-5999 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Stockholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their Shares on the Proposals before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm is deemed a “routine” matter and stockholders who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of such Proposal. The other Proposals are not deemed “routine” matters under the rules of the NYSE. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

QUESTIONS AND ANSWERS

What vote is required to elect a Director nominee?

The affirmative vote of a “majority of votes cast” on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Director nominee, unless the election is contested, in which case a plurality of votes cast on the matter at the Annual Meeting at which a quorum is present is necessary. A “majority of votes cast” means that the number of shares voted “for” a Director nominee exceeds the number of votes cast “against” that Director nominee.

What vote is required to approve the investment advisory agreements?

To become effective, the investment advisory agreements must be approved by the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Annual Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

What vote is required to ratify the independent registered public accounting firm?

The affirmative vote of a majority of Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to ratify the independent registered public accounting firm.

What vote is required to approve a long-term deferred compensation incentive plan for the Fund’s management and Directors?

The affirmative vote of a majority of Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve a long-term deferred compensation incentive plan for the Fund’s management and Directors.

What vote is required to approve the stockholder proposals?

The affirmative vote of a majority of Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve each proposal submitted by stockholders.

How many shares of the Fund were outstanding as of the Record Date?

At the close of business on September 6, 2017, the Fund had 886,874,459 Shares outstanding.

Proposal One: Election of Directors

Introduction

The rules of Nasdaq require the Fund to hold an annual meeting of stockholders to elect Directors each fiscal year. Stockholders of the Fund are being asked to elect the Director nominees named in this Proxy Statement (Tor R. Braham, Eric K. Brandt, Catherine J. Friedman, Richard L. Kauffman, and Thomas J. McInerney) to serve until their respective successors shall have been elected and qualified.

Composition of the Board of Directors

The size of the Fund’s Board is five directors. If all five nominees are approved, the Fund’s Board will include the five individuals listed below, four of whom will not be “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 and Rule 5605(a)(2) of the Nasdaq corporate governance listing standards (the “Independent Directors”), and one of whom will be an “interested person” of the Fund (the “Interested Director”).

Independent Directors	Interested Director
Tor R. Braham	Thomas J. McInerney
Eric K. Brandt
Catherine J. Friedman
Richard L. Kauffman

Election of Directors

Each Director nominee, if elected at the Annual Meeting, will hold office until his or her respective successor shall have been elected and qualified or until he or she resigns or is otherwise removed.

Unless authority is withheld or other instructions are provided, it is the intention of the persons named in the proxy card to vote “FOR” the Director nominees named above. Each Director nominee has consented to serve as a Director of the Fund if elected at the Annual Meeting. If a designated Director nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Director nominee or nominees.

PROPOSAL ONE: ELECTION OF DIRECTORS

Directors

Certain information concerning the Directors of the Fund is set forth in the table below.

Name, Address(1) and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation During The Past Five Years	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS:
Tor R. Braham Year of Birth: 1957	Director	Director Since June 2017	Managing Director and Global Head of Technology Mergers and Acquisitions of Deutsche Bank Securities Inc. from 2004 until November 2012.	Yahoo! Inc. from April 2016 to June 2017; Viavi Solutions Inc.; Sigma Designs, Inc. from June 2014 to August 2016; NetApp, Inc. from September 2013 to March 2016.
Eric K. Brandt Year of Birth: 1962	Chairman of the Board; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of Broadcom Corporation from February 2010 until February 2016.	Yahoo! Inc. from March 2016 to June 2017; Lam Research Corporation; and Dentsply Sirona Inc.
Catherine J. Friedman Year of Birth: 1960	Director	Director Since June 2017	Independent financial consultant (life sciences industry) since 2006; and Managing Director of Morgan Stanley from 1997 to 2006.	Yahoo! Inc. from March 2016 to June 2017; Innoviva, Inc. (formerly Theravance, Inc.); Radius Health, Inc.; GSV Capital Corp. from March 2013 to March 2017; XenoPort, Inc. from September 2007 to July 2016; and EnteroMedics Inc. from May 2007 to May 2016.
Richard L. Kauffman Year of Birth: 1955	Director	Director Since August 2017	Chairman of Energy & Finance for New York State since February 2013; and senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013.	New York State Energy Research and Development Agency Board; Levi Strauss & Co. from December 2009 to August 2011; The Wallace Foundation.
INTERESTED DIRECTOR:
Thomas J. McInerney Year of Birth: 1964(3)	Chief Executive Officer; Director	Director Since June 2017	Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp from January 2005 to March 2012.	Yahoo! Inc. from April 2012 to June 2017; HSN, Inc.; Interval Leisure Group, Inc.; and Match Group, Inc.

(1)	The business address of each Director is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2)	Time served as a Director of the Fund. If elected, each Director will serve until his or her respective successor is elected and qualified.

(3)	Thomas J. McInerney is an “interested person” as defined by the 1940 Act, because he is an officer of the Fund.

Director Qualifications

Set forth below is a brief biographical description of each person that is a Director nominee. The primary experience, qualifications, attributes and skills of each Director are also described in the following paragraphs.

PROPOSAL ONE: ELECTION OF DIRECTORS

Independent Directors

Tor R. Braham has served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. He served as a member of Yahoo’s Board of Directors from April 2016 to the closing of the Sale Transaction. Mr. Braham served as Managing Director and Global Head of Technology Mergers and Acquisitions for Deutsche Bank Securities Inc., an investment bank, from 2004 until November 2012. From 2000 to 2004, he served as Managing Director and Co-Head of West Coast U.S. Technology, Mergers and Acquisitions for Credit Suisse First Boston, an investment bank. Prior to that role, Mr. Braham served as an investment banker with Warburg Dillon Read LLC, and as an attorney at Wilson Sonsini Goodrich & Rosati. Mr. Braham currently serves as a member of the board of directors of Viavi Solutions Inc., a network and service enablement and optical coatings company. He previously served on the boards of directors of NetApp, Inc., a computer storage and data management company, from September 2013 to March 2016 and Sigma Designs, Inc., an integrated circuit provider for the home entertainment market, from June 2014 to August 2016. The Fund will benefit from his mergers and acquisitions experience and knowledge of the technology industry gained through his experience as an investment banker and legal advisor to technology companies.

Eric K. Brandt has served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. He served as a member of Yahoo’s Board of Directors from March 2016 to the closing of the Sale Transaction and was elected Chairman of Yahoo’s Board of Directors in January 2017. Mr. Brandt served as the Executive Vice President and Chief Financial Officer of Broadcom Corporation (“Broadcom”), a global supplier of semiconductor devices, from February 2010 until February 2016, and he served as Broadcom’s Senior Vice President and Chief Financial Officer from March 2007 until February 2010. From September 2005 until March 2007, Mr. Brandt served as President and Chief Executive Officer of Avanir Pharmaceuticals, Inc. Beginning in 1999, he held various positions at Allergan, Inc., a global specialty pharmaceutical company, including Executive Vice President of Finance and Technical Operations and Chief Financial Officer. Prior to joining Allergan, Mr. Brandt spent ten years with The Boston Consulting Group, a privately held global business consulting firm, most recently serving as Vice President and Partner. Mr. Brandt is a director of Lam Research Corporation, a wafer fabrication equipment company, and Dentsply Sirona Inc., a dental products company. The Fund will benefit from his financial expertise, including as a chief financial officer of a public company, his mergers and acquisitions experience, and his public company board experience.

Catherine J. Friedman served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. She served as a member of Yahoo’s Board of Directors from March 2016 to the closing of the Sale Transaction. Ms. Friedman has been an independent financial consultant serving public and private companies in the life sciences industry since 2006. Prior to that, Ms. Friedman held numerous positions over a 23-year investment banking career with Morgan Stanley, including Managing Director from 1997 to 2006 and Head of West Coast Healthcare and Co-Head of the Biotechnology Practice from 1993 to 2006. Ms. Friedman is a member of the boards of directors of Innoviva, Inc. (formerly Theravance, Inc.), a royalty management company specializing in respiratory assets, and Radius Health, Inc., a biopharmaceutical company. She previously served as a member of the boards of directors of EnteroMedics Inc., a medical device company, from May 2007 to May 2016, XenoPort, Inc., a biopharmaceutical company, from September 2007 to July 2016, and GSV Capital Corp., a publicly traded business development company, from March 2013 to March 2017. The Fund will benefit from her financial and transactional experience, her leadership experience, and her public company board experience.

Richard L. Kauffman has served as a member of the Fund’s Board of Directors since August 2017. Since February 2013, Mr. Kauffman has been the Chairman of Energy & Finance for New York State, overseeing and managing New York State’s entire energy portfolio, and since June 2013 he has also served as Chair of the New York State Energy Research and Development Agency Board. Prior to joining the state administration, Mr. Kauffman worked in energy and finance at some of the nation’s highest levels, most recently serving as senior advisor to Secretary Steven Chu at the U.S. Department of Energy from September 2011 through February 2013. Prior to his public service career, from September 2006 through August 2010, he was chief executive officer of Good Energies, Inc., a leading investor in clean energy technologies. From July 2004 through September 2006, Mr. Kauffman was a partner of Goldman Sachs where he chaired the Global Financing Group; and from May 1993 to July 2004, he worked at Morgan Stanley, most recently as vice chairman of Morgan Stanley’s Institutional Securities Business and co-head of its Global Banking Department. Mr. Kauffman has served as chairman of the board of Levi Strauss & Co., where he was also chair of the finance committee. He has also served on the boards of several nonprofit organizations,

PROPOSAL ONE: ELECTION OF DIRECTORS

including the Brookings Institution and the Wildlife Conservation Society, and is currently a member of the board of The Wallace Foundation. He is a member of the Council on Foreign Relations. The Fund will benefit from his corporate and government leadership experience, his expertise in finance, and his public company board experience.

Interested Director

Thomas J. McInerney served as a member of the Fund’s Board of Directors since the closing of the Sale Transaction in June 2017. He served as a member of Yahoo’s Board of Directors from April 2012 to the closing of the Sale Transaction. Mr. McInerney served as Executive Vice President and Chief Financial Officer of IAC/InterActiveCorp (“IAC”), an Internet company, from January 2005 to March 2012. From January 2003 through December 2005, he also served as Chief Executive Officer of the retailing division of IAC (which included HSN, Inc. and Cornerstone Brands). From May 1999 to January 2003, Mr. McInerney served as Executive Vice President and Chief Financial Officer of Ticketmaster, formerly Ticketmaster Online-CitySearch, Inc., a live entertainment ticketing and marketing company. From 1986 to 1988 and from 1990 to 1999, Mr. McInerney worked at Morgan Stanley, a global financial services firm, most recently as a Principal. Mr. McInerney serves on the boards of directors of HSN, Inc., a television and online retailer, Interval Leisure Group, Inc., a provider of membership and leisure services to the vacation industry, and Match Group, Inc., an online dating resource. The Fund will benefit from his corporate leadership experience, his expertise in finance, restructuring, mergers and acquisitions and operations and his public company board and committee experience.

The Board’s Leadership Structure

Eric K. Brandt, an Independent Director, is currently the Chairman of the Board. The Board has determined that having an Independent Director serve as the non-executive Chairman of the Board is in the best interests of stockholders of the Fund because it allows the Chairman to focus on the effectiveness and independence of the Board while the Chief Executive Officer focuses on executing the Fund’s strategy and managing the Fund’s operations and performance.

Audit Committee

Tor R. Braham, Eric K. Brandt, and Richard L. Kauffman, who are Independent Directors, serve on the Audit Committee of the Fund (the “Audit Committee”). Mr. Brandt serves as chair of the Fund’s Audit Committee. The overall purpose of the Fund’s Audit Committee is to oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements.

The Fund’s Audit Committee generally is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund, overseeing the audit of the Fund’s financial statements, and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Board has determined that each of Mr. Brandt and Mr. Kauffman qualifies as an “audit committee financial expert” within the meaning of SEC rules and satisfies the financial sophistication requirements of the Nasdaq listing standards.

Compensation Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Compensation Committee of the Fund (the “Compensation Committee”). Ms. Friedman serves as the chair of the Fund’s Compensation Committee. The primary purpose of the Fund’s Compensation Committee is to oversee the Fund’s compensation and employee benefit plans and practices. The Fund’s Compensation Committee is generally responsible for reviewing the Fund’s compensation and benefits plans, reviewing and approving the compensation levels of executive officers, reviewing and approving employment, severance or termination arrangements, establishing stock ownership guidelines and reviewing and recommending to the Board any changes in the compensation paid to the Fund’s non-employee directors.

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Nominating Committee

Ms. Friedman and Mr. Brandt, who are Independent Directors, serve on the Nominating and Corporate Governance Committee of the Fund (the “Nominating Committee”). Mr. Brandt serves as the chair of the Fund’s Nominating Committee. The Nominating Committee is generally responsible for identifying and recommending individuals qualified to serve as directors of the Fund, advising on matters related to board composition, procedures and committees, assessing the appropriateness of a Director nominee who does not receive a “majority of votes cast” in an uncontested election, assessing the appropriateness of a Director who retires or experiences a change in his or her principal occupation, employer, or principal business affiliation, and overseeing the annual self-assessment of each individual Director’s performance and the annual evaluation of the Board and its committees.

Consideration of Director Candidates

The Fund’s Nominating Committee considers Director candidates recommended by stockholders. In considering Director candidates, whether submitted by management, members of the Board, stockholders, or other persons, the Fund’s Nominating Committee will consider the qualifications and suitability of the candidate, and with regard to a candidate submitted by a stockholder, may also consider the number of shares of the Fund’s common stock held by the recommending stockholder and the length of time that such shares have been held.

To have a candidate considered by the Fund’s Nominating Committee, a stockholder must submit the recommendation in writing and must include the following information:

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the name of the stockholder and evidence of the stockholder’s ownership of the Fund’s common stock, including the number of shares of the Fund’s common stock owned and the length of time of ownership; and

•

the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund and the candidate’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board.

The Fund’s Nominating Committee may require additional information as it deems reasonably required to determine the eligibility of the Director candidate to serve as a member of the Board.

The stockholder recommendation and information described above must be sent to the chair of the Nominating Committee in care of the Fund’s Secretary at 140 East 45th Street, 15th Floor, New York, New York 10017. Please see “Deadline for Stockholder Proposals” below for information regarding nominations of candidates to be considered by the Fund’s Nominating Committee for nomination to the Board at the 2018 annual meeting of stockholders.

Pursuant to its charter, the Fund’s Nominating Committee’s criteria for evaluating potential candidates will be consistent with the Board’s criteria for selecting new Directors. Such criteria will include the possession of such knowledge, experience, skills, expertise, integrity, diversity, ability to make independent analytical inquiries, and understanding of the Fund’s business environment as may enhance the Board’s ability to manage and direct the affairs and business of the Fund and, when applicable, the ability of Board committees to fulfill their duties, considered in the context of the Nominating Committee’s assessment of the perceived needs of the Board at that time. The Fund’s Nominating Committee may also take into account, as applicable, the satisfaction of any independence requirements imposed by any applicable laws, regulations or rules and the Corporate Governance Guidelines.

While the Fund’s Nominating Committee will not have formal objective criteria for determining the diversity desired or represented on the Board, the committee will also consider and assess the effect that potential candidates may have on Board diversity (which may include, among other things, an assessment of gender, age, race, national origin, education, professional experience, and differences in viewpoints and skills) when evaluating the Board’s composition and recommending candidates for nomination.

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In connection with the Fund’s Nominating Committee’s consideration of a potential Director candidate, the committee may also collect and review publicly available information regarding the person to assess the suitability of the candidate and determine whether the person should be considered further. If the Fund’s Nominating Committee determines that the candidate warrants further consideration, the chair or another member of the Fund’s Nominating Committee may contact the candidate. Generally, if the candidate expresses a willingness to be considered and to serve on the Board, the Fund’s Nominating Committee may request information from the candidate, review his or her accomplishments and qualifications and conduct one or more interviews with the candidate and members of the committee or other members of the Board. The Fund’s Nominating Committee may consider all this information in light of information regarding other candidates that the Fund’s Nominating Committee is evaluating for membership on the Board. In certain instances, members of the Fund’s Nominating Committee or Board may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have first-hand knowledge of the candidate’s accomplishments. The Fund’s Nominating Committee’s evaluation process will not vary based on the source of a recommendation of a candidate, although, as stated above, in the case of a candidate recommended by a stockholder, the Board may take into consideration the number of shares of the Fund’s common stock held by the recommending stockholder and the length of time that such shares have been held.

Board and Committee Meetings

Information regarding the number of meetings of the Board, Audit Committee, Nominating Committee, and Compensation Committee of the Fund since the closing of the Sale Transaction and the Board was reconstituted as the Board of the Fund is set forth in the table below:

Board Meetings	Audit Committee Meetings	Nominating Committee Meetings	Compensation Committee Meetings
2	2	2	2

Each Director attended at least 75% of the meetings of the Board (and any committee thereof on which he or she serves) held since the closing of the Sale Transaction and the Board was reconstituted as the Board of the Fund. It is the Fund’s policy to encourage Directors to attend annual stockholders’ meetings.

Board’s Role in Risk Oversight

The Board, as a whole and through its committees, serves an active role in overseeing management of the Fund’s risks. The Fund’s officers are responsible for day-to-day risk management activities. The Fund’s full Board monitors risks through regular reports from each of the committee chairs, the Chief Executive Officer and the Chief Compliance Officer, and is apprised of particular risk management matters in connection with its general oversight and approval of corporate matters. The Board and each committee thereof oversees risks associated with their respective areas of responsibility, as summarized below. The Independent Directors of the Fund meet in regularly scheduled sessions without management. The Chair of the Board chairs the executive sessions of the Board.

The Audit Committee reviews risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosures, internal control over financial reporting, and credit and liquidity matters, programs and policies relating to legal compliance and strategy, and the Fund’s operational infrastructure, particularly reliability, business continuity and capacity. The Fund’s Audit Committee meets with key management personnel and representatives of outside advisers as required. The Audit Committee’s Charter is available on the Fund’s website at www.altaba.com.

The Compensation Committee discusses and reviews compensation arrangements for the Fund’s executive officers and other compensation programs to avoid incentives that would promote excessive risk-taking that are reasonably likely to have a material adverse effect on the Fund. The Compensation Committee’s Charter is available on the Fund’s website at www.altaba.com.

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The Nominating Committee oversees risks associated with operations of the Board and its governance structure. The Nominating Committee’s Charter is available on the Fund’s website at www.altaba.com.

The Board believes that the processes it has established for overseeing risk would be effective under a variety of leadership frameworks with respect to the Fund and therefore do not materially affect its choice of leadership structure as described under “The Board’s Leadership Structure” above.

Director Communications

Stockholders and other interested parties may contact the Board or any Director by mail. To communicate with the Board or any Director, correspondence should be addressed to the Board or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Secretary of the Fund at 145 East 45th Street, 15th Floor, New York, New York 10017.

Director Beneficial Ownership of Securities

The table below indicates the dollar range of equity securities of the Fund owned by the Directors as of June 15, 2017:

Dollar Range of Equity Securities in the Fund
INDEPENDENT DIRECTORS:
Tor R. Braham	Over $100,000
Eric K. Brandt	Over $100,000
Catherine J. Friedman	None
Richard L. Kauffman	None
INTERESTED DIRECTOR:
Thomas J. McInerney	Over $100,000

The table below indicates the number of Shares of the Fund owned by the Directors as of June 15, 2017. As of June 15, 2017, each Director, and the Directors as a group, owned less than 1% of the outstanding Shares of the Fund.

Shares of the Fund Owned
INDEPENDENT DIRECTORS:
Tor R. Braham	19,434
Eric K. Brandt	8,545
Catherine J. Friedman	0
Richard L. Kauffman	0
INTERESTED DIRECTOR:
Thomas J. McInerney	45,862

Director Compensation

As compensation for serving on the Board, each Independent Director receives an annual retainer of $350,000 and the chair of the Board receives an additional retainer of $80,000 for his or her additional services in this capacity. Each Independent

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Director receives reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chair of the Fund’s Audit Committee receives an annual retainer of $40,000 and each Audit Committee member receives an annual retainer of $20,000 for their additional services in these capacities. The chair of any other committee receives an annual retainer of $25,000 and each member of any other committee receives an annual retainer of $10,000 for their additional services in these capacities. All amounts are paid quarterly, subject to any deferred retainer amounts (described below), and amounts will be pro-rated for partial periods of service.

Subject to the approval of the Fund’s Long-Term Deferred Compensation Incentive Plan (defined and described under “Proposal Five”), each Independent Director eligible to participate in the Plan will defer at least 50% (and up to 100%) of his or her annual retainer fees earned during the period following his or her deferral election and up to the third anniversary of the Fund’s 2017 annual stockholder meeting. The amounts deferred will be subject to increase in accordance with the same performance goals as apply to the incentive awards granted to executive officers and will become payable in accordance with the terms of the Plan (each as described below). If the Plan is approved by the Fund’s stockholders, the compensation deferred by each Independent Director eligible to participate in the Plan may increase by as much as four times the amount originally deferred by the respective Independent Director provided that the discount at which the Fund’s common stock trades is reduced to at least 14.7% from the Plan’s baseline discount of 27.2%, which could result in the creation of in excess of $14 billion of value for the Fund’s stockholders based on the market price as of September 7, 2017 of the Fund’s common stock (although the actual value created may vary from this estimate). As of August 18, 2017, Mr. Kauffman is not eligible to participate in the Plan but may defer a portion of his compensation at such time as he becomes eligible to make deferrals at the discretion of the Compensation Committee and in accordance with the terms of the Plan and the applicable deferral election form.

In addition, the Fund maintains directors’ and officers’ liability insurance on behalf of its directors and officers. Interested Directors receive no additional compensation for serving on the Board.

The following table provides information regarding the estimated compensation that is contemplated to be paid to each Director, assuming a full fiscal year of operations of the Fund as an investment company. The Fund is not part of a “fund complex” and therefore only aggregate estimated compensation from the Fund is shown.

Director	Aggregate Estimated Compensation from the Fund(1)
INDEPENDENT DIRECTORS:(2)
Tor R. Braham	370,000
Eric K. Brandt	505,000
Catherine J. Friedman	405,000
Richard L. Kauffman(3)	370,000
INTERESTED DIRECTOR:
Thomas J. McInerney(4)	0

(1)

For the Independent Directors, amounts shown include estimated retainers and committee fees, as described below. The Fund does not accrue or pay retirement or pension benefits or provide health benefits to Independent Directors as of the date hereof.

(2)

Each Independent Director except Mr. Kauffman also served as an independent director of Yahoo. The Independent Directors received cash compensation in the following amounts for their service as directors of Yahoo during 2016: Tor R. Braham: $47,692; Eric K. Brandt: $124,176; and Catherine J. Friedman: $65,989. During Yahoo’s last calendar year, the Independent Directors received grants of equity awards valued at the following amounts for their service as directors of Yahoo: Tor R. Braham: $278,751; Eric K. Brandt: $310,968; and Catherine J. Friedman: $310,968 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).

(3)	Mr. Kauffman has determined to donate his director compensation to charity.

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(4)

See table below under “Officer Compensation” for compensation paid to Mr. McInerney as Chief Executive Officer. Mr. McInerney receives no additional compensation for serving on the Board of the Fund. Mr. McInerney served as a director of Yahoo. Mr. McInerney received the following amounts for his service as an independent director of Yahoo during 2016: $170,000 in cash compensation and grants of equity awards in 2016 valued at $239,971 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).

Executive Officers

The following information relates to the executive officers of the Fund who are not listed above under Directors.

Name, Address(1) and Age	Title	Term of Office and Length of Time Served(2)	Principal Occupation During the Past Five Years
Arthur Chong Year of Birth: 1953	General Counsel and Secretary	Since June 2017	General Counsel and Secretary of Yahoo from March 2017 through the closing of the Sale Transaction; Outside Legal Advisor to Yahoo from October 2016 to March 2017; Special Advisor to Sheppard, Mullin, Richter & Hampton LLP from June 2016 to October 2016; Executive Vice President, General Counsel and Secretary of Broadcom Corporation from October 2008 to February 2016.
Alexi A. Wellman Year of Birth: 1970	Chief Financial and Accounting Officer	Since June 2017	Vice President, Global Controller of Yahoo from October 2015 through the closing of the Sale Transaction; Vice President, Finance of Yahoo from November 2013 to October 2015; Chief Financial Officer of Nebraska Book Company, Inc. from December 2011 to June 2013.
DeAnn Fairfield Work Year of Birth: 1969	Chief Compliance Officer	Since June 2017	Outside Legal Advisor to Yahoo from December 2016 through the closing of the Sale Transaction; Senior Vice President, Senior Deputy General Counsel and Chief Compliance Officer of Broadcom Corporation from December 2012 to February 2016; Vice President and Deputy General Counsel of Broadcom Corporation from April 2009 to November 2012.

(1)	The business address of each officer of the Fund is 140 East 45th Street, 15th Floor, New York, New York 10017.

(2)	Time served as an officer of the Fund. Each officer serves at the pleasure of the Fund’s Board.

Officer Compensation

The following table provides information regarding the estimated aggregate compensation that is contemplated to be paid under existing agreements or arrangements to each of the Fund’s three highest paid officers who received compensation from the Fund in excess of $60,000, assuming a full fiscal year of operations of the Fund as an investment company. The Fund is not part of a “fund complex” and therefore only aggregate estimated compensation from the Fund is shown.

Officer	Aggregate Estimated Compensation from the Fund(1)
Thomas J. McInerney, Chief Executive Officer and Director(2)	4,024,000
Arthur Chong, General Counsel and Secretary(3)	2,024,000
Alexi A. Wellman, Chief Financial and Accounting Officer(4)	891,000

(1)

Amounts shown represent estimated direct salaries and estimated targeted annual incentive awards to be paid by the Fund as well as certain other benefits, including any amounts deferred under the Fund’s 401(k) plan, as described below under “Officer Compensation” assuming the Fund had a full fiscal year of operations. The amounts shown in the Compensation Table also include the Fund’s matching contributions made to each officer’s account under the Fund’s 401(k) plan equal to $24,000, $24,000 and $16,000 for Mr. McInerney, Mr. Chong and Ms. Wellman respectively. The Fund does not accrue

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pension benefits to officers as of the date hereof. The amounts shown in the table above do not include the initial value of the deferred compensation incentive awards granted to each of the officers under the Plan, which are further described below.

(2)	Reflects compensation payable to Mr. McInerney in consideration of his services provided to the Fund as its Chief Executive Officer.

(3)

Mr. Chong served as General Counsel and Secretary of Yahoo from March 10, 2017 until the closing of the Sale Transaction. Mr. Chong served as an outside legal advisor to Yahoo from October 31, 2016 to March 9, 2017, pursuant to an engagement letter with Yahoo. Pursuant to this engagement, Yahoo compensated Mr. Chong in the amount of $100,000 per month, and also provided reimbursement for reasonable out of pocket expenses (including a car service).

(4)

Prior to the Sale Transaction, Ms. Wellman served as Vice President and Global Controller of Yahoo. Ms. Wellman received from Yahoo $556,250 in cash compensation for service during 2016 and grants of equity awards in 2016 with a value of $549,948 (with grants of equity awards included at their grant date fair value computed in accordance with FASB ASC 718).

Each of the officers listed in the table above has entered into an offer letter setting forth the terms and conditions of his or her employment with the Fund, which offer letter became effective on the date of the closing of the Sale Transaction, other than Mr. Chong whose offer letter became effective on March 10, 2017. The letters have no specified term, and each officer’s employment with the Fund is on an at-will basis.

Base Salary and Target Bonus. The letters set forth the following annual base salary for each executive officer: Mr. McInerney – $2 million, Mr. Chong – $1 million, and Ms. Wellman – $500,000. Each such officer will be eligible for a cash annual incentive award targeted at the following percentages of the executive officer’s annual base salary (each percentage, a “Target Bonus”): Mr. McInerney – 100%, Mr. Chong – 100%, and Ms. Wellman – 75%. Mr. Chong’s annual incentive award for his first year after closing of the Sale Transaction will be increased pro rata to reflect his services to Yahoo as an outside legal advisor from October 31, 2016 to March 9, 2017 and thereafter as General Counsel and Secretary through the closing of the Sale Transaction.

Long-Term Deferred Incentive Compensation. Each officer disclosed in the table above is eligible for grants of deferred compensation incentive awards governed by the terms of the Plan, which is subject to stockholder approval as further described in Proposal Five below. The deferred amounts payable to each officer under the Plan will be based on attainment of performance targets pre-established by the Compensation Committee. The Plan will provide for the value of payments that each officer may receive based on attainment of the pre-established performance targets, as set forth in the award agreement, and subject to the terms of the Plan. In August 2017, the Compensation Committee approved the grants of initial deferred compensation incentive awards to certain officers and key employees of the fund, including the officers listed in the table above, subject to stockholder approval of the Plan. Mr. McInerney’s deferred compensation incentive award will have an initial value of $6 million, which may result in payments of between $0 and $24 million; Mr. Chong’s deferred compensation incentive award will have an initial value of $3 million, which may result in payments of between $0 and $12 million; and Ms. Wellman’s deferred compensation incentive award will have an initial value of $1.5 million, which may result in payments of between $0 and $6 million. Each deferred compensation incentive award is subject to a three year vesting schedule, commencing on June 13, 2017, which may accelerate upon an involuntary termination or change in control. The terms of the Plan are further described in Proposal Five below.

Severance Benefits. In the event an officer’s employment terminates without “cause” or as a result of a resignation for “good reason” (each, as defined in the offer letters), the officer will be entitled to receive the following payments and benefits, subject to the execution of an effective release of claims against the Fund: (i) a lump sum payment equal to 12 months (or, for Mr. McInerney, 18 months) of base salary; (ii) a pro rata portion of the officer’s annual incentive award based on actual performance, payable at the time such award would otherwise have been paid, (iii) any portion of the deferred compensation to which the officer is entitled pursuant to the terms of the Plan and (iv) subject to the officer’s timely and proper election for continued coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), reimbursement by the Fund for COBRA premiums paid by the officer for a period of 12 months (or, for Mr. McInerney, 18 months) following the officer’s termination of employment. In addition, in the event of a “change in control” (as defined in the letters), each officer will

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automatically receive the above payments and benefits, subject to the officer’s execution of an effective release of claims against the Fund; provided, that, in lieu of the pro rata annual incentive award described in clause (ii) above, the officer will be entitled to an amount equal to his or her Target Bonus, payable in lump sum within 10 business days following the effective date of the release of claims.

401(k) and Other Benefits. Each officer in the table above is also eligible to participate in the benefit programs generally available to other officers and employees of the Fund and to accrue paid time off days in accordance with the Fund’s post-closing vacation or paid time off policy and will also be eligible to participate in the Fund’s 401(k) plan and health and welfare benefit programs which will be made available to the Fund’s employees generally. The Fund’s 401(k) plan allows employees to contribute up to 100% of their compensation (within the limits prescribed by the Internal Revenue Code). The Fund matches such employee contributions at a rate of 6%, up to an annual limit of $18,000 (subject to increase in the event that the employee makes eligible catch-up contributions). Employee and Fund contributions vest immediately. Participants in the Fund’s 401(k) plan may receive distributions from their respective accounts upon the occurrence of certain events, including a termination of employment and reaching normal retirement age (59 1⁄2 years old), subject to the terms and conditions of the Fund’s 401(k) plan.

There are no arrangements or understandings between any of Mr. McInerney, Mr. Chong or Ms. Wellman and any other person pursuant to which he or she was selected as an executive officer of the Fund, and there are no family relationships between any of Mr. McInerney, Mr. Chong, or Ms. Wellman and any of the Fund’s other directors, executive officers or persons nominated or chosen by the Fund to become a director or executive officer. None of Mr. McInerney, Mr. Chong or Ms. Wellman has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, except in connection with his or her previous employment with Yahoo as set forth in this section.

Voting Standard

The affirmative vote of a “majority of votes cast” on the matter at the Annual Meeting at which a quorum is present is necessary to elect a Director nominee, unless the election is contested, in which case a plurality of votes cast on the matter at the Annual Meeting at which a quorum is present is necessary. A “majority of votes cast” means that the number of shares voted “for” a director exceeds the number of votes cast “against” that director. Abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the stockholder or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, will have no effect on the outcome of the vote on a Director nominee. The holders of the Shares will have equal voting rights (i.e. one vote per Share).

Board Recommendation

The Board unanimously recommends that stockholders vote “FOR” each of the nominees of the Board.

Board Consideration of the Investment Advisory Agreements

Introduction

Management recommends retaining two investment advisors to mange the bulk of the Marketable Debt Securities Portfolio. The 1940 Act requires any agreement pursuant to which an investment adviser provides the Fund advice with respect to the Fund’s securities to be approved by the Fund’s board of directors, including a majority of the Fund’s Independent Directors, and by the Fund’s stockholders. As a result, each of the New BlackRock Investment Advisory Agreement and the New MSSB Investment Advisory Agreement may be entered into only if it is approved by (i) the registered investment company’s board of directors or a majority of the outstanding voting securities (as defined in the 1940 Act) of the registered investment company, and, in either event, (ii) the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of considering such approval. After an initial two year period, each agreement is required to be approved annually by the Fund’s board of directors, including a majority of its Independent Directors.

Description of the Marketable Debt Securities Portfolio

The Marketable Debt Securities Portfolio consists of cash, cash equivalents, and high-quality, short-term debt securities. The Fund’s objectives in managing the Marketable Debt Securities Portfolio are preservation of capital, maintenance of liquidity and achieving optimum yields in relation to the applicable guidelines. The Marketable Debt Securities Portfolio is not traded for short-term speculative purposes. The guidelines governing the Marketable Debt Securities Portfolio limit the weighted average effective duration of the Marketable Debt Securities Portfolio to two years.

Permitted investments under the guidelines for the Marketable Debt Securities Portfolio include U.S. government and U.S. government-sponsored agency securities (excluding mortgage-backed securities), repurchase agreements with maturities not in excess of seven days collateralized by U.S. government securities and permitted U.S. government-sponsored agency securities, debt securities of corporations and commercial banks, non-U.S. sovereign debt rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), direct obligations of supranational organizations rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), foreign agency securities guaranteed by foreign governments rated Aaa/AAA by Moody’s, S&P and/or Fitch (denominated in U.S. dollars and traded in the U.S.), tax exempt securities and money market funds. Ineligible investments include mortgage-backed securities, asset-backed securities (other than those rated Aaa/AAA by Moody’s, S&P and/or Fitch), auction rate securities, variable rate demand obligations, extendable debt securities, subordinated corporate debt securities, taxable securities with maturities in excess of 3 years + 2 weeks, tax-exempt securities with maturities in excess of 2 years +2 weeks, securities with short-term ratings below P-1/A-1/F-1 by Moody’s, S&P and/or Fitch, securities with maturities less than or equal to 2 years with ratings below A3/A- by Moody’s, S&P and/or Fitch, securities with maturities greater than 2 years and less than 3 years with ratings below A2/A by Moody’s, S&P and/or Fitch and investments in non-U.S. sovereign debt, direct obligations of supranational organizations and foreign agency securities guaranteed by foreign governments in each case rated below Aaa/AAA by Moody’s, S&P and/or Fitch or which are not denominated in U.S. dollars or not traded in the U.S.

The guidelines require all debt securities to be rated by at least two of Moody’s, S&P and Fitch, and that split-rated securities will be deemed to have the lower rating. The Fund expects that ratings will be monitored on a continuous basis and the Advisers will be required to notify the Fund in the event of any downgrades. With respect to tax-exempt securities, the guidelines apply the minimum ratings requirements described in the forgoing to the underlying assets of the municipal security and disregard any ratings enhancement obtained through insurance provided by monoline insurance companies. Additionally, the guidelines require that any investment included in the Marketable Debt Securities Portfolio be denominated in U.S. dollars and any corporate debt have a minimum issue size of $200 million. The guidelines apply at all times; exceptions to the guidelines require written approval by the Fund’s Chief Financial and Accounting Officer.

BOARD CONSIDERATION OF THE INVESTMENT ADVISORY AGREEMENTS

A portion of the Marketable Debt Securities Portfolio may be invested by management in one or more money market funds for near term liquidity needs. As of June 30, 2017, $8.2 billion of the Marketable Debt Securities Portfolio was externally managed, with the remainder invested by management directly in a money market fund.

Board Process

On May 4, 2017, Yahoo’s Strategic Review Committee, which included the Yahoo directors that currently serve as Directors on the Board of the Fund, met in-person to discuss the process for selecting external investment advisers for the Fund’s Marketable Debt Securities Portfolio and to review the requirements of Section 15(c) of the 1940 Act governing such selection process. The Directors reviewed information with respect to several potential investment advisers provided by officers and employees of Yahoo and identified BlackRock and MSSB as potential external investment advisers to oversee the management of Fund’s Marketable Debt Securities Portfolio. The Directors noted that BlackRock and MSSB submitted the two lowest initial fee proposals of the potential investment advisers being considered by the Directors.

At a telephonic meeting of the Directors held on June 12, 2017, the Yahoo directors who now serve as Directors of the Fund considered their duties in connection with approving an investment advisory agreement for the Fund. The Directors heard presentations by representatives from BlackRock and MSSB and considered information with respect to the capabilities of each of BlackRock and MSSB to serve as an investment adviser for approximately half of the Fund’s Marketable Debt Securities Portfolio. The Directors reviewed: (a) information confirming the financial condition of each Adviser and anticipated profitability derived from each Adviser’s relationship with the Fund; (b) fees proposed to be paid to each Adviser by the Fund for services; (c) the resources devoted to, risk oversight of, and implementation of the Marketable Debt Securities Portfolio’s investment policies and restrictions; (d) each Adviser’s internal controls and risk and compliance oversight mechanisms; (e) execution of portfolio transactions; and (f) each Adviser’s capabilities and experience with managing portfolios similar to the Marketable Debt Securities Portfolio.

On June 16, 2017, the Board approved the Interim BlackRock Advisory Agreement and the Interim MSSB Advisory Agreement by written consent to allow each of BlackRock and MSSB to serve as investment adviser for its portion of the Marketable Debt Securities Portfolio until an in-person meeting of the Board could be held and the New BlackRock Advisory Agreement and New MSSB Advisory Agreement could be submitted to the stockholders for approval, in accordance with Rule 15a-4 of the 1940 Act. Descriptions of the Interim BlackRock Advisory Agreement and Interim MSSM Advisory Agreement are included in the Fund’s Registration Statement on Form N-2 and the Interim BlackRock Advisory Agreement and Interim MSSB Advisory Agreement are filed as an exhibits thereto.

On July 26, 2017, the Board met in person to consider the New BlackRock Advisory Agreement and the New MSSB Advisory Agreement (collectively, the “Advisory Agreements”). At the in-person meeting, legal counsel to the Fund reviewed for the Directors their duties under the 1940 Act requirements applicable to their consideration of the Advisory Agreements for approval. Management recalled for the Board the materials previously reviewed by the Directors and the prior deliberations of the Directors in connection with the selection of each of BlackRock and MSSB and the approval of the Interim BlackRock Advisory Agreement and Interim MSSB Advisory Agreement. The Directors met by telephone with representatives of BlackRock and MSSB to ask further questions with respect to each Adviser’s capabilities and to ask additional questions with respect to the materials previously considered by the Directors. The Board also received reports from BlackRock and MSSB with respect to their management to date of the Marketable Debt Securities Portfolio and their views of the current state of the market for the types of securities held in the Marketable Debt Securities Portfolio.

The Directors, including the Independent Directors, discussed the Advisory Agreements in light of applicable regulatory requirements and criteria and assessed information concerning the capabilities of each Adviser and the Fund’s proposed advisory fees under the Advisory Agreements. The Directors also considered the unique features of the Fund as compared to more traditional registered closed-end funds for which BlackRock and/or MSSB serve as investment adviser.

BOARD CONSIDERATION OF THE INVESTMENT ADVISORY AGREEMENTS

Following an analysis and discussion of the factors identified in this Proxy Statement under “Proposal Two – Board Consideration of the New BlackRock Advisory Agreement” and “Proposal Three – Board Consideration of the New MSSB Advisory Agreement” and in the exercise of their business judgment, the Directors concluded that it was in the best interests of the Fund to approve the Advisory Agreements for an initial term of two years. The Board, including a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Advisers, unanimously approved the Advisory Agreements on behalf of the Fund and unanimously recommend approval of the New BlackRock Advisory Agreement and the New MSSB Advisory Agreement by stockholders.

Proposal Two: Approval of New Investment Advisory Agreement With BlackRock

Introduction

On June 16, 2017, the Fund entered into the Interim BlockRock Advisory Agreement in accordance with Rule 15a-4 under the 1940 Act. The terms of the Interim BlackRock Advisory Agreement are substantially identical to those of the New BlackRock Advisory Agreement, except for the term and escrow provisions described below. The Interim BlackRock Advisory Agreement will continue in effect until the earlier of November 10, 2017 (150 days following the closing of the Sale Transaction) or when stockholders of the Fund approve the New BlackRock Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, compensation earned by BlackRock under the Interim BlackRock Advisory Agreement will be held in an interest-bearing escrow account. If stockholders of the Fund approve the New BlackRock Advisory Agreement prior to November 10, 2017, the amount held in the escrow account under the Interim BlackRock Advisory Agreement will be paid to BlackRock. If stockholders of the Fund do not approve the New BlackRock Advisory Agreement prior to November 10, 2017, BlackRock will be paid the lesser of its costs incurred in performing its services under the Interim BlackRock Advisory Agreement or the total amount in the escrow account, plus interest earned. If stockholders do not approve the New BlackRock Advisory Agreement, BlackRock will no longer be able to act as the Fund’s adviser to a portion of the Marketable Debt Securities Portfolio after November 10, 2017 and the Board will take such action as it deems to be in the best interest of the Fund.

Description of the New BlackRock Advisory Agreement

If approved by stockholders of the Fund, the New BlackRock Advisory Agreement will expire on the second anniversary of such stockholder approval, unless continued in effect from year to year thereafter, if such continuance is approved at least annually in the manner required by the 1940 Act. Below is a comparison of certain terms of the New BlackRock Advisory Agreement to the terms of the Interim BlackRock Advisory Agreement.

Investment Advisory Services. The investment management services to be provided by BlackRock to the Fund under the New BlackRock Advisory Agreement will be identical to those services currently provided by BlackRock to the Fund under the Interim BlackRock Advisory Agreement. In addition, the investment advisory services are expected to be provided by the same BlackRock personnel under the New BlackRock Advisory Agreement as under the Interim BlackRock Advisory Agreement. Subject to the direction of the Board of Directors and the investment guidelines applicable to the Marketable Debt Securities Portfolio, BlackRock will (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Fund’s assets allocated to BlackRock (the “BlackRock Assets”) and in connection therewith have complete discretion in purchasing and selling securities and other assets for the BlackRock Assets and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the BlackRock Assets; (ii) supervise continuously the investment program of the BlackRock Assets and the composition of its investment portfolio; (iii) arrange for the purchase and sale of securities and other assets held in the BlackRock Assets; (iv) provide investment research to the Fund; and (v) provide reasonable assistance to the Fund and the Fund’s custodian or its affiliates in assessing the fair value of securities held in the BlackRock Assets for which market quotations are not readily available. BlackRock’s services are not exclusive and BlackRock or any officer, employee or other affiliate thereof may act as investment adviser for any other person, firm or corporation.

PROPOSAL TWO: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH BLACKROCK

Fees. The Fund’s fee schedule under the New BlackRock Advisory Agreement is identical to the fee schedule under the Interim BlackRock Advisory Agreement. The Fund pays BlackRock a monthly fee at an annual rate based upon the average daily net assets (as determined by BlackRock) of the portion of the Marketable Debt Securities Portfolio advised by BlackRock pursuant to the following fee schedule:

up to $250 million	0.08%
between $250 million and $500 million	0.06%
between $500 million and $750 million	0.04%
over $750 million	0.02%

As of June 30, 2017, BlackRock managed approximately $3.8 billion of the Marketable Debt Securities Portfolio. Assuming the value of the assets managed by BlackRock remained at such level for the Fund’s first year of operations, the annual investment advisory fee rate payable to BlackRock would be approximately 0.028% of such assets, which would result in an annual fee of approximately $4 million on assets of $3.8 billion. For purposes of calculating BlackRock’s compensation under the New BlackRock Advisory Agreement, the portion of the Fund’s assets invested in money market funds affiliated with BlackRock is excluded from the BlackRock Assets; however, the Fund, as an investor in such money market funds, would bear its pro rata share of such money market fund’s expenses, include any management fee paid to BlackRock or an affiliate of BlackRock.

Adviser Expenses. During the term of the New BlackRock Advisory Agreement, BlackRock will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as otherwise expressly provided in the New BlackRock Advisory Agreement. The Fund will bear all of its own expenses including, but not limited to, taxes, interest, brokerage fees and commissions, if any, salaries and fees of the Directors, administration and custody charges, transfer and dividend disbursing agent’s fees, insurance, audit fees, legal expenses and printing expenses.

Limitation of Liability and Indemnification. Both the New BlackRock Advisory Agreement and the Interim BlackRock Advisory Agreement provide that BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by BlackRock or by the Fund in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the agreement. The New BlackRock Advisory Agreement and the Interim BlackRock Advisory Agreement also provide for indemnification by the Fund of BlackRock, its directors, officers, employees, agents, associates and controlling persons, and the directors, partners, members, officers, employees and agents thereof (including any individual who serves at BlackRock’s request as trustee, officer, partner, member, trustee or the like of another entity) (each such person being an “BlackRock Indemnitee”), for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations and conditions. In particular, no BlackRock Indemnitee will be indemnified under the agreement against any liability to the Fund or the Fund’s stockholders or any expense of such BlackRock Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such BlackRock Indemnitee’s position.

Term and Termination of Agreement. The Interim BlackRock Advisory Agreement was in effect for an initial term of the earlier of (i) the date 150 days from the effective date of the Interim BlackRock Advisory Agreement and (ii) the date on which stockholders of the Fund approve the New BlackRock Advisory Agreement. If the stockholders of the Fund approve the New BlackRock Advisory Agreement, the New BlackRock Advisory Agreement will expire on the second anniversary of such approval, unless continued. The New BlackRock Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

The Interim BlackRock Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by the vote of the Board or the vote of holders of a majority of the Fund’s outstanding voting securities on ten (10) days’ written notice and by BlackRock on sixty (60) days’ written notice, as required by Rule 15a-4 for an interim agreement. The New BlackRock Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by either party upon sixty (60) days’ written notice.

PROPOSAL TWO: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH BLACKROCK

This summary does not purport to be complete and is qualified in its entirety by the full text of the New BlackRock Advisory Agreement, which is attached hereto as Annex A.

Information about BlackRock

BlackRock Advisors, LLC has a principal place of business located at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is registered as an investment adviser with the SEC and is a wholly owned subsidiary of BlackRock, Inc., a publicly traded company. BlackRock is one of the world’s largest publicly-traded investment management firms and is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide. As of March 31, 2017, BlackRock’s assets under management were approximately $5.42 trillion.

Board Consideration of the New BlackRock Advisory Agreement

The New BlackRock Advisory Agreement was approved by the Board at an in-person meeting on July 26, 2017 after consideration of all factors considered by the Directors at meetings on May 4, 2017, June 16, 2017 and July 26, 2017 that the Board determined to be relevant to its deliberations, including those set out below.

Nature, Extent and Quality of the Services Provided by BlackRock. The Board reviewed the nature, extent and quality of services proposed to be provided to the Fund. The Board met telephonically with BlackRock’s personnel responsible for investment activities, including the investment officers, and reviewed the materials provided by the portfolio management team. The Board considered the number, education and experience of investment personnel generally and the portfolio management team for the Marketable Debt Securities Portfolio, BlackRock’s research capabilities, portfolio trading capabilities, use of technology, commitment to compliance, credit analysis capabilities, risk analysis and oversight capabilities, and the proposed approach to managing its portion of the Marketable Debt Securities Portfolio, among other factors. The Board noted that BlackRock’s Cash Management Group is comprised of a team of 27 portfolio managers specializing in prime, government, municipal and international investment strategies with an average investment experience of 16 years per portfolio manager as of March 31, 2017. The Board reviewed BlackRock’s compensation structure with respect to its portfolio management team for the Marketable Debt Securities Portfolio and to its ability to attract and retain high-quality talent and create performance incentives. The Board also reviewed the capabilities of BlackRock’s compliance departments and considered its policies and procedures for assuring compliance with applicable laws and regulations.

The Investment Performance of the Marketable Debt Securities Portfolio. The Board discussed with BlackRock the most appropriate performance benchmarks and metrics by which the Board should measure the Marketable Debt Securities Portfolio’s performance in the future. The Board received and reviewed information regarding the total amount of assets under management with a similar mandate to the Marketable Debt Securities Portfolio by BlackRock over the past five years. The Board noted that BlackRock had total assets under management with a similar mandate of $388.9 billion as of March 31, 2017.

Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock from its Relationship with the Fund. The Board reviewed statements relating to BlackRock’s financial condition and profitability methodology, noting the inherent limitations in allocating costs among various advisory products. The Board considered that profitability may be affected by numerous factors including, among other things, the types of portfolios managed, precision of expense allocations and business mix, and determined that calculating and comparing profitability at the individual portfolio level is difficult.

In addition, the Board considered information regarding BlackRock’s expected profits relating to the management of the Marketable Debt Securities Portfolio as well as the costs of providing services to the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the New BlackRock Advisory Agreement and to provide the high quality of services that is expected by the Board. The Board noted that the principal components of BlackRock’s compensation of portfolio managers include a base salary, a performance-based discretionary bonus and participation in various benefits programs, as well as one or more of the incentive compensation programs established by BlackRock, which promote the retention of top investment management personnel.

Economies of Scale. The Board considered the extent to which economies of scale might be realized if the assets of the Marketable Debt Securities Portfolio increase, whether the Fund would benefit from such economies of scale, and whether there

PROPOSAL TWO: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH BLACKROCK

should be changes in the advisory fee rate or breakpoint structure applicable to the Interim BlackRock Advisory Agreement in order to enable the Fund to more fully participate in such economies of scale. The Board noted that BlackRock’s use of advisory fee breakpoints, as opposed to asset class, portfolio management team level or complex-wide breakpoints, is the most transparent to comprehend and operationally efficient. The Board also considered the Marketable Debt Securities Portfolio’s anticipated asset levels and whether the current fees were appropriate.

Other Factors Deemed Relevant by the Board Members. The Board also took into account other ancillary or “fall-out” benefits that BlackRock may derive from its relationship with the Fund, both tangible and intangible, such as its ability to leverage its investment professionals who manage other portfolios and risk management personnel and an increase in BlackRock’s profile in the investment advisory and broker-dealer communities, which may result in enhanced sales of other BlackRock-advised funds. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also reviewed information regarding BlackRock’s brokerage practices.

Overall Conclusions. Based on the foregoing, the Directors determined that the investment advisory fee proposed by BlackRock is fair and reasonable in light of the extent and quality of the services to be provided under the New BlackRock Advisory Agreement and other benefits to be received and that the approval of the New BlackRock Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor or group of factors was determinative or conclusive and each Director, in the exercise of his or her business judgment, may have attributed different weights to the various factors considered.

Voting Standard

To become effective, the New BlackRock Advisory Agreement requires the affirmative vote of a 1940 Act Majority. For purposes of determining the approval of the New BlackRock Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

Board Recommendation

The Board unanimously recommends that stockholders of the Fund vote “FOR” approval of the New BlackRock Advisory Agreement.

Proposal Three: Approval of New Investment Advisory Agreement With MSSB

Introduction

On June 16, 2017, the Fund entered into the Interim MSSB Advisory Agreement in accordance with Rule 15a-4 under the 1940 Act. The terms of the Interim MSSB Advisory Agreement are substantially identical to those of the New MSSB Advisory Agreement, except for the term and escrow provisions described below. The Interim MSSB Advisory Agreement will continue in effect until the earlier of November 10, 2017 (150 days following the closing of the Sale Transaction) or when stockholders of the Fund approve the New MSSB Advisory Agreement. In accordance with Rule 15a-4 under the 1940 Act, compensation earned by MSSB under the Interim MSSB Advisory Agreement will be held in an interest-bearing escrow account. If stockholders of the Fund approve the New MSSB Advisory Agreement prior to November 10, 2017, the amount held in the escrow account under the Interim MSSB Advisory Agreement will be paid to MSSB. If stockholders of the Fund do not approve the New MSSB Advisory Agreement prior to November 10, 2017, MSSB will be paid the lesser of its costs incurred in performing its services under the Interim MSSB Advisory Agreement or the total amount in the escrow account, plus interest earned. If stockholders do not approve the New MSSB Advisory Agreement, MSSB will no longer be able to act as the Fund’s adviser to a portion of the Marketable Debt Securities Portfolio after November 10, 2017 and the Board will take such action as it deems to be in the best interest of the Fund.

Description of the New MSSB Advisory Agreement

If approved by stockholders of the Fund, the New MSSB Advisory Agreement will expire on the second anniversary of such stockholder approval, unless continued in effect from year to year thereafter, if such continuance is approved at least annually in the manner required by the 1940 Act. Below is a comparison of certain terms of the New MSSB Advisory Agreement to the terms of the Interim MSSB Advisory Agreement.

Investment Advisory Services. The investment management services to be provided by MSSB to the Fund under the New MSSB Advisory Agreement will be identical to those services currently provided by MSSB to the Fund under the Interim MSSB Advisory Agreement. In addition, the investment advisory services are expected to be provided by the same MSSB personnel under the New MSSB Advisory Agreement as under the Interim MSSB Advisory Agreement. MSSB has agreed to manage the Fund’s assets allocated to it (the “MSSB Assets”) in accordance with the advisory services it provides through its Institutional Cash Advisory Program. MSSB will convert the Fund’s investment objective and strategies for the Marketable Debt Securities Portfolio into a rule matrix for internal use by MSSB. The Fund has agreed to promptly notify MSSB of any changes to the Fund’s investment strategy for the MSSB Assets and will not make any material changes to the Fund’s investment strategy for the MSSB Assets without prior consultation with MSSB. MSSB will have complete and unlimited discretionary investment and trading authorization to invest and trade the MSSB Assets consistent with the Fund’s investment strategy for the MSSB Assets.

Without limiting the generality of the foregoing, MSSB has agreed, during the term of the agreement and subject to the Fund’s investment strategy for the MSSB Assets, the other provisions of the agreement and the supervision of the Board, to, among other things: (i) determine the composition and investment allocation of the MSSB Assets, the nature and timing of the changes therein and the manner of implementing such changes, including the purchase, retention or sale of specific securities and other assets; (ii) place orders with respect to, and arrange for, any investment (including executing and delivering all documents relating to the MSSB Assets’ investments); (iii) provide reasonable assistance to the Fund and the Fund’s custodian or its affiliates in assessing the fair value of securities held in the MSSB Assets for which market quotations are not readily available; and (iv) act upon reasonable instructions from the Board with respect to the management of the MSSB Assets which, in the reasonable determination of MSSB, are not inconsistent with MSSB’s fiduciary duties. MSSB will vote any proxies received from the Fund’s custodian (including without limitation giving or determining to withhold consent to any request to amend a debt

PROPOSAL THREE: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH MSSB

security or to waive or not waive a breach of covenant or default with respect to a debt security) with respect to any securities held in the MSSB Assets in a manner MSSB reasonably believes to be in the best interests of the Fund and will report such votes to the Board on a quarterly basis. MSSB’s services are not exclusive and MSSB or any member, manager, officer, employee or other affiliate thereof may act as investment adviser for any other person, firm or corporation. MSSB or any member, manager, officer, employee or other affiliate thereof may allocate their time between advising the MSSB Assets and managing other investment activities and business activities in which they may be involved.

Fees. The Fund’s fee schedule under the New MSSB Advisory Agreement is identical to the fee schedule under the Interim MSSB Advisory Agreement. The Fund’s annual fee, payable quarterly, is based upon the average daily value of the MSSB Assets (on a gross basis) during the most recently completed calendar quarter pursuant to the following fee schedule:

under $750 million	.0700%
between $750 million and $1 billion	.0650%
between $1 billion and $1.5 billion	.0575%
between $1.5 billion and $2 billion	.0500%
between $2 billion and $2.5 billion	.0450%
between $2.5 billion and $3 billion	.0425%
between $3 billion and $3.5 billion	.0400%
between $3.5 billion and $4 billion	.0375%
over $4 billion	.0350%

As of June 30, 2017, MSSB managed approximately $4.4 billion of the Marketable Debt Securities Portfolio. Assuming the value of the assets managed by MSSB remained at such level for the Fund’s first year of operations, the applicable annual investment advisory fee rate payable to MSSB on all of the MSSB Assets would be 0.0350% of such assets, which would result in an annual fee of approximately $1.5 million on assets of $4.4 billion. MSSB will voluntarily waive its fees by the amount of advisory fees that the Fund pays to MSSB or its affiliates indirectly through its investment of MSSB Assets in money market funds managed by MSSB or its affiliates.

Adviser Expenses. During the term of the New MSSB Advisory Agreement, MSSB will pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations hereunder. MSSB will, at its sole expense, employ or associate itself with such persons as it reasonably believes will assist it in the execution of its duties under the agreement, including, without limitation, persons employed or otherwise retained by MSSB or made available to MSSB by its members or affiliates. The Fund will reimburse MSSB for documented expenses reasonably incurred by MSSB at the written request of or on behalf of the Fund. All other costs and expenses in connection with the operations of the MSSB Assets and transactions effected with respect to the MSSB Assets will be borne by the Fund.

Limitation of Liability and Indemnification. Both the New MSSB Advisory Agreement and the Interim MSSB Advisory Agreement provide that MSSB will not be liable for any loss arising out of the MSSB’s activities under the agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of MSSB in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified. For purposes of the foregoing, the term “MSSB” includes, without limitation, MSSB’s affiliates and MSSB’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of MSSB. Under no circumstances will MSSB be liable for any loss involving Fund assets other than the MSSB Assets.

The New MSSB Advisory Agreement and the Interim MSSB Advisory Agreement also provide for indemnification by the Fund of MSSB (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with MSSB) (collectively, the “MSSB Indemnified Parties”) for liabilities incurred by them in connection with their services to the Fund, subject to certain limitations

PROPOSAL THREE: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH MSSB

and conditions. In particular, no MSSB Indemnified Party will be indemnified under the agreement for any liability or expenses that may be sustained as a result of MSSB’s willful misfeasance, bad faith, or gross negligence in the performance of MSSB’s duties or by reason of the reckless disregard of MSSB’s duties and obligations under the agreement.

Term and Termination of Agreement. The Interim MSSB Advisory Agreement was in effect for an initial term of the earlier of (i) the date 150 days from the effective date of the Interim MSSB Advisory Agreement and (ii) the date on which stockholders of the Fund approve the New MSSB Advisory Agreement. If the stockholders of the Fund approve the New MSSB Advisory Agreement, the New MSSB Advisory Agreement will expire on the second anniversary of such approval, unless continued. The New MSSB Advisory Agreement may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

The Interim MSSB Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by the vote of the Board or the vote of holders of a majority of the Fund’s outstanding voting securities on ten (10) days’ written notice and by MSSB on sixty (60) days’ written notice, as required by Rule 15a-4 for an interim agreement. The New MSSB Advisory Agreement provides that the agreement may be terminated at any time, without the payment of any penalty, by either party upon sixty (60) days’ written notice.

This summary does not purport to be complete and is qualified in its entirety by the full text of the New MSSB Advisory Agreement, which is attached hereto as Annex B.

Information about MSSB

Morgan Stanley Smith Barney LLC is a registered investment adviser, a registered broker-dealer, and a member of the New York Stock Exchange. Its principal place of business is located at 200 Westchester Avenue, Purchase, New York 10577. Morgan Stanley is one of the largest financial services firms in the United States with branch offices in all 50 states and the District of Columbia.

Board Consideration of the New MSSB Advisory Agreement

The New MSSB Advisory Agreement was approved by the Board at an in-person meeting on July 26, 2017 after consideration of all factors considered by the Directors at meetings on May 4, 2017, June 16, 2017 and July 26, 2017 that the Board determined to be relevant to its deliberations, including those set out below.

Nature, Extent and Quality of the Services Provided by MSSB. The Board reviewed the nature, extent and quality of services proposed to be provided to the Fund. The Board met telephonically with MSSB’s personnel responsible for investment activities, including the investment officers, and reviewed the materials provided by the portfolio management team. The Board considered the number, education and experience of investment personnel generally and the portfolio management team for the Marketable Debt Securities Portfolio, MSSB’s research capabilities, portfolio trading capabilities, use of technology, commitment to compliance, credit analysis capabilities, risk analysis and oversight capabilities, and the proposed approach to managing its portion of the Marketable Debt Securities Portfolio, among other factors. The Board noted that the MSSB portfolio manager assigned to the Marketable Debt Securities Portfolio has over 25 years of experience in structuring and managing high-grade fixed income portfolios and his team has worked for over 16 years implementing strategies similar to the Marketable Debt Securities Portfolio mandate. The Board reviewed MSSB’s compensation structure with respect to its portfolio management team for the Marketable Debt Securities Portfolio and with respect to its ability to attract and retain high-quality talent and create performance incentives. The Board also reviewed the capabilities of MSSB’s compliance departments and considered its policies and procedures for assuring compliance with applicable laws and regulations.

The Investment Performance of the Marketable Debt Securities Portfolio. The Board discussed with MSSB the most appropriate performance benchmarks and metrics by which the Board should measure the Marketable Debt Securities Portfolio’s

PROPOSAL THREE: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT WITH MSSB

performance in the future, noting that MSSB had previously provided similar advisory services to Yahoo using a custom blended index to measure performance. The Board received and reviewed information regarding the total amount of assets under management with a similar mandate to the Marketable Debt Securities Portfolio by MSSB over the past five years. The Board noted that MSSB had total assets under management with a similar mandate of $33 billion as of March 31, 2017.

Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by MSSB from its Relationship with the Fund. The Board reviewed statements relating to MSSB’s financial condition and profitability methodology, noting the inherent limitations in allocating costs among various advisory products. The Board considered that profitability may be affected by numerous factors including, among other things, the types of portfolios managed, precision of expense allocations and business mix, and determined that calculating and comparing profitability at the individual portfolio level is difficult.

In addition, the Board considered information regarding MSSB’s expected profits relating to the management of the Marketable Debt Securities Portfolio as well as the costs of providing services to the Fund. The Board also considered whether MSSB has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the New MSSB Advisory Agreement and to provide the high quality of services that is expected by the Board. The Board noted that MSSB portfolio managers’ compensation is a percentage of fees generated from client accounts, which promotes the retention of top investment management personnel.

Economies of Scale. The Board considered the extent to which economies of scale might be realized if the assets of the Marketable Debt Securities Portfolio increase, whether the Fund would benefit from such economies of scale, and whether there should be changes in the advisory fee rate or breakpoint structure applicable to the Interim MSSB Advisory Agreement in order to enable the Fund to more fully participate in such economies of scale. The Board noted that MSSB’s fee schedules reflects the economies of scales as the basis point fee decreases as portfolio assets increase. The Board also considered the Marketable Debt Securities Portfolio’s anticipated asset levels and whether the current fees were appropriate.

Other Factors Deemed Relevant by the Board Members. The Board also took into account other ancillary or “fall-out” benefits that MSSB may derive from its relationship with the Fund, both tangible and intangible, such as its ability to leverage its investment professionals who manage other portfolios and risk management personnel and an increase in MSSB’s profile in the investment advisory community. The Board also considered MSSB’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also reviewed information regarding MSSB’s brokerage practices.

Overall Conclusions. Based on the foregoing, the Directors determined that the investment advisory fee proposed by MSSB is fair and reasonable in light of the extent and quality of the services to be provided under the New MSSB Advisory Agreement and other benefits to be received and that the approval of the New MSSB Advisory Agreement is in the best interests of the Fund. In reaching this conclusion, no single factor or group of factors was determinative or conclusive and each Director, in the exercise of his or her business judgment, may have attributed different weights to the various factors considered.

Voting Standard

To become effective, the New MSSB Advisory Agreement requires the affirmative vote of a 1940 Act Majority. For purposes of determining the approval of the New MSSB Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

Board Recommendation

The Board unanimously recommends that stockholders of the Fund vote “FOR” approval of the New MSSB Advisory Agreement.

Proposal Four: Ratification of Independent Registered Public Accounting Firm

The Independent Directors have unanimously selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm to audit the books and records of the Fund for the Fund’s current fiscal year. The selection of the independent registered public accounting firm of the Fund is being submitted to the stockholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. PwC also served as the independent registered public accounting firm for Yahoo.

A representative of PwC will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions. PwC has informed the Fund that it has no direct or indirect material financial interest in the Fund.

Audit and Other Fees

Audit Fees. The aggregate fees billed to Yahoo by PwC for professional services rendered for the audit of Yahoo’s financial statements for the two most recently completed fiscal years ended December 31, 2016 and 2015 are as follows: $6.9 million and $5.7 million, respectively.

Audit-Related Fees. The aggregate fees billed by PwC and approved by the Audit Committee of Yahoo for assurance and related services reasonably related to the performance of the audit of Yahoo’s financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with Yahoo’s registration statements, comfort letters and consents) for the two most recently completed fiscal years ended December 31, 2016 and 2015 are as follows: $0 million and $0.6 million, respectively. PwC did not perform any other assurance and related services that were required to be approved by Yahoo’s Audit Committees.

Tax Fees. The aggregate fees billed by PwC and approved by the Audit Committee of Yahoo for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by PwC in connection with Yahoo’s mergers and acquisitions) for the two most recently completed fiscal years ended December 31, 2016 and 2015 are as follows: $0.6 million and $0.4 million, respectively. PwC did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by Yahoo’s Audit Committee.

All Other Fees. There were no other fees billed for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the two most recently completed fiscal years ended December 31, 2016 and 2015.

Aggregate Non-Audit Fees. There were no other aggregate non-audit fees billed for products and services provided by PwC, other than the services reported above in Audit Fees, Audit-Related Fees, and Tax Fees, for the two most recently completed fiscal years ended December 31, 2016 and 2015.

Audit Committee Pre-Approval Policies and Procedures

Statement of Principles

The Audit Committee of the Board is required to pre-approve all audit and permitted non-audit engagements and relationships between the Fund and its independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X). The Audit Committee Pre-Approval Policies and Procedures for Non-Audit Services (the “Policies”) are intended to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

be provided by the independent auditor is pre-approved in accordance with the terms of the Policies, it will require specific pre-approval by the Audit Committee or by any member of the Audit Committee to which pre-approval authority has been delegated.

The Policies describe the audit, audit-related, tax and other services that have been pre-approved. The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both. The Audit Committee directed that the Policies, a list of the pre-approved services, and all pre-approval documents be maintained with the books and records of the Fund.

Audit Services

The terms and fees of the annual audit services engagement for the Fund are subject to the specific pre-approval of the Audit Committee. In addition to the annual audit services engagement specifically approved by the Audit Committee, examples of such services are annual financial statement audits and SEC and regulatory filings and consents. The Audit Committee will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Fund structure or other matters. Other audit services for the Fund must be specifically pre-approved by the Audit Committee.

Audit-Related Services

Audit-related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Fund or that are traditionally performed by the independent auditor. Examples of such services are accounting consultations, other accounting related matters, agreed upon procedures reports and attestation reports, and other internal control reports. Other audit-related services must be specifically pre-approved by the Audit Committee.

Tax Services

The Audit Committee believes that the independent auditor can provide tax services such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. Other tax services include tax compliance services related to Federal, state and local income tax compliance, regulated investment company qualification reviews, tax distribution analysis and planning, tax authority examination services, tax appeals support services, accounting methods studies and tax compliance, planning and advice services and related projects. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code of 1986 and related regulations. Other tax services must be specifically pre-approved by the Audit Committee.

All Other Services

All other services must be specifically pre-approved by the Audit Committee.

General Pre-Approval Limits

Additionally, the Audit Committee has pre-approved those services, which fall into one of the categories of services listed above and for which the estimated fees are less than $25,000. For services with estimated fees of $25,000 or more, but less than $50,000, the Chair of the Audit Committee is authorized to pre-approve such services on behalf of the Audit Committee. Services with estimated fees of $50,000 or more require pre-approval by the Audit Committee.

Procedures

Requests or applications to provide the services listed above that require approval by the Audit Committee must be submitted to the Audit Committee by both the independent auditor and the chief financial officer of the Fund, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the SEC’s rules on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC.

PROPOSAL FOUR: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent auditor or the chief financial officer of the Fund shall report to the Audit Committee at each of its regular meetings all audit, audit-related, tax and other services initiated since the last such report. The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

Voting Standard

The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to ratify PwC as the Fund’s independent registered public accounting firm. For purposes of determining the approval of PwC as the independent registered public accounting firm of the Fund, abstentions will have the same effect as shares voted against the Proposal and broker non-votes, if any, will have no effect on the outcome of the vote.

Board Recommendation

The Board of the Fund unanimously recommends that stockholders of the Fund vote “FOR” ratification of the selection of PwC as the independent registered public accounting firm.

Proposal Five: Approval of Long-Term Deferred Compensation Incentive Plan

On August 9, 2017, the Board approved the Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”), subject to stockholder approval, pursuant to which certain awards granted thereunder are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

The Board believes that the adoption of the Plan is in the best interests of the Fund and its stockholders, and is designed to (i) assist the Fund in attracting and retaining directors, executive officers and key employees of the Fund by providing them with incentives and financial rewards that are valued based on the narrowing of the discount at which the Fund’s common stock is traded relative to the pre-tax value of the Fund’s net assets, (ii) align the interests of the Fund’s management and directors with those of the Fund’s stockholders, and (iii) provide incentives and rewards that are commensurate with performance and competitive market practices.

As previously disclosed, the Company informally submitted a draft no-action letter request to the staff (the “Staff”) of the Securities and Exchange Commission. The Staff has informed the Fund that it will not be providing formal guidance in the form of a no-action letter, without approving or dis-approving of the Plan. Accordingly, the Company has structured the Plan with the advice of legal counsel in a manner intended to comply with the requirements of the Investment Company Act of 1940.

The Fund’s stockholders are being asked to approve the Plan so that certain awards granted under the Plan may qualify as “performance-based compensation” within the meaning of Section 162(m). Stockholder approval of the Plan will enable the Fund to be in a position to grant deferred compensation incentive awards under the Plan while preserving the tax deductibility of those awards.

Section 162(m)

Section 162(m) generally limits the deductibility for tax purposes of compensation in excess of $1 million per year paid by a publicly traded company to its principal executive officer and its three other most highly compensated executive officers (other than its principal financial officer), each of whom are deemed to be “covered employees” under the Internal Revenue Code. However, compensation that qualifies under Section 162(m) as “performance-based” compensation is exempt from the $1 million deductibility limitation if the following criteria are satisfied: (i) the performance goals are objective, pre-established and determined by a compensation committee of the board of directors, which compensation committee is comprised solely of two or more outside directors; (ii) the material terms of the performance goals under which the compensation is to be paid are disclosed to the stockholders and approved by a majority stockholder vote; and (iii) the compensation committee certifies that the performance goals and other material terms were in fact satisfied before the compensation is paid. The deductibility of payments made under the Plan resulting in total covered compensation in excess of $1 million for the Fund’s covered employees will depend on whether the payment is “performance-based” within the meaning of Section 162(m).

The Plan is intended to enable the Fund to grant deferred compensation incentive awards to covered employees that satisfy the requirements of “performance-based” compensation under Section 162(m). However, in order for compensation granted pursuant to the Plan to qualify for the performance-based exemption from the applicability of Section 162(m), the material terms under which the compensation is to be paid must be disclosed to and approved by stockholders in a separate vote prior to payment. Accordingly, the Fund is asking its stockholders to approve the Plan.

Summary of the Material Terms of the Plan

The following is a summary of the material provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by the full text of the Plan, which is attached hereto as Annex C.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Purposes

The Plan is intended to attract, retain and appropriately incentivize the Fund’s executive officers and other key employees by providing them with grants of incentive cash awards and the non-employee members of the Board (each, an “independent director”) by providing them with the opportunity to defer director fees into a deferral account under the Plan. The value of these deferred compensation incentive awards and deferral accounts under the Plan will be determined based on measurement of the change in the Fund’s trading discount relative to the pre-tax value of the Fund’s net assets, as adjusted to eliminate any impact from share price movements of ordinary shares of Alibaba Group Holding Limited (the “Alibaba Shares”) and shares of common stock of Yahoo Japan Corporation (“Yahoo Japan Shares”) (referred to herein as the “trading discount”), against a baseline level with resulting payout multipliers to be established by the Fund’s Compensation Committee.

By way of background, the Fund’s common stock is principally valued on the basis of a trading discount relative to the pre-tax value of the Fund’s net assets. Because a significant portion of the Fund’s assets consist of the Alibaba Shares and the Yahoo Japan Shares, it is expected that the market price of the Fund’s common stock will be significantly affected by the market price of the Alibaba Shares and the Yahoo Japan Shares. The Board does not believe that the Plan should reward or penalize participants simply based on the market price of the Fund’s common stock because such a result would be largely based on changes in the market price of the Alibaba Shares and the Yahoo Japan Shares, factors over which participants will have no direct influence. Therefore, the Plan is designed to permit participants to defer compensation in the form of grants of deferred compensation incentive awards for employees or deferral accounts for independent directors, the value of which will increase or decrease based on changes in the Fund’s trading discount relative to the pre-tax value of its net assets, as adjusted to eliminate any impact from price movements of the Alibaba Shares and Yahoo Japan Shares. The Board believes that this design will incentivize management to reduce the Fund’s trading discount and therefore align the interests of management and independent directors with those of the Fund’s stockholders.

Effective Date

The effective date of the Plan is August 9, 2017, the date on which the Board approved the Plan, subject to approval by the Fund’s stockholders (the “Effective Date”).

Administration

The Plan may be administered by the Compensation Committee or such other person or persons appointed from time to time by the Compensation Committee. The plan administrator may delegate any of its duties from time to time to such other person as it may designate. However, to the extent that awards granted under the Plan are intended to satisfy the requirements of Section 162(m), the Plan will be administered by the Compensation Committee and consist of not fewer than two members who are “outside directors” within the meaning of Section 162(m). It is currently contemplated that the Plan will be administered by the Compensation Committee.

The Compensation Committee, as the plan administrator, has the power to take all action necessary or appropriate in connection with the general administration of the Plan, including, without limitation, interpreting or construing the Plan, determining all facts and resolving any questions relevant to the Plan’s administration; prescribing, amending and rescinding administrative rules and regulations under the Plan; resolving any dispute which may arise under the Plan involving participants or beneficiaries; and making all other administrative determinations necessary or advisable for the administration of the Plan, including, without limitation, amending or terminating the Plan. Any such actions taken by the Compensation Committee will be conclusive and binding on all persons.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Eligibility

The Compensation Committee may designate those employees and independent directors of the Fund who are eligible to participate in the Plan. As of August 18, 2017, there were six (6) employees, including the Fund’s officers, and three (3) independent directors eligible to participate in the Plan. As discussed above, Mr. Kauffman is not currently eligible to participate in the Plan.

Deferred Compensation Incentive Awards Granted to Employees

Vesting of Deferred Compensation Incentive Awards. Subject to the terms of the Plan, each participant who is an employee of the Fund may be granted a cash deferred compensation incentive award with an initial value as set forth in the applicable award agreement that will vest based on the extent to which the Fund’s trading discount has been reduced in relation to a baseline level established by the Compensation Committee and measured as of certain vesting dates so long as the participant remains continuously employed with the Fund through such vesting date, subject to fully accelerated vesting upon either (x) a “change in control” of the Fund or (y) a termination of the participant’s employment with the Fund by the Fund without “cause” or by the participant for “good reason” (each as defined in the Plan) or due to the participant’s disability or death (any such termination referred to herein as a “qualifying termination”) pursuant to the Plan. Upon a termination of the participant’s employment with the Fund for any reason, the deferred compensation incentive award, to the extent vested as of the date of termination, will become payable to the participant pursuant to the Plan and the participant will forfeit any then-unvested portion of the deferred compensation incentive award.

Measurement of Deferred Compensation Incentive Awards. The amount of a deferred compensation incentive award that may become payable to a participant is subject to the achievement of a reduction in the Fund’s trading discount (if any) as compared to the baseline level established by the Compensation Committee and resulting payout multipliers (as set forth in the award agreement underlying the award) and which will be measured on the applicable vesting date, the date of the occurrence of a change in control or, in the case of a qualifying termination, the greater of the amount measured as of the date of termination or the first anniversary of such date of termination (such applicable date, the “measurement date”). With respect to any deferred compensation incentive award that is intended to qualify for the performance-based exception to Section 162(m), the Compensation Committee will establish the performance goals and payout multipliers in respect of the Fund’s trading discount reduction, applicable to such awards in writing not later than ninety (90) days after the commencement of the applicable performance period; provided, that the outcome is substantially uncertain at the time the Compensation Committee actually establishes such performance goals (or at such earlier time as may be required or such later time as may be permissible under Section 162(m)).

As of the applicable measurement date, the amount of the deferred compensation incentive award payable to the participant will be calculated in accordance with the terms of the Plan and the applicable award agreement based on the initial amount of the deferred compensation incentive award granted to the participant and the applicable payout multiplier determined based on the reduction in the Fund’s trading discount measured as of the measurement date. The Compensation Committee will measure the reduction of the Fund’s trading discount on an objective basis and consistently; provided, that the Compensation Committee reserves the right to modify such methodology in accordance with the terms of the Plan. With respect to any deferred compensation incentive award that is intended to qualify for the performance-based exception to Section 162(m), the Compensation Committee shall not take any action in respect of such award that would constitute an impermissible exercise of discretion within the meaning of Section 162(m), or would otherwise cause such award to not be deductible under Section 162(m).

Certification of Deferred Compensation Incentive Awards. Before any deferred compensation incentive awards intended to qualify for the performance-based exception to Section 162(m) may be paid to participants, the Compensation Committee will certify, in writing, whether and to what extent the performance goals referred to in the Plan have been satisfied for the applicable performance period.

Payment of Deferred Compensation Incentive Awards. Deferred compensation incentive awards, to the extent vested, will generally be paid to the participant within thirty (30) days following the earlier to occur of the first anniversary of each applicable vesting date or a change in control of the Fund, unless otherwise deferred in accordance with the Plan (as described below). If the participant’s employment with the Fund is terminated for any reason, payout of the award, to the extent vested, will

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

occur within thirty (30) days following the date of termination; provided, that if the participant’s employment with the Fund is terminated due to a qualifying termination and the Fund’s trading discount reduction measured as of the first anniversary of the date of termination exceeds the Fund’s trading discount reduction measured as of the date of termination, then the participant will receive an additional payment in an amount equal to the difference between (x) the value of the award calculated based on the payout multiplier as in effect on the first anniversary of the date of termination and (y) the value of the award calculated based on the payout multiplier as in effect on the date of termination, payable within thirty (30) days following such first anniversary of the date of termination.

Subject to the terms of the Plan, participants may elect to further defer payments of deferred compensation incentive awards, to the extent vested, to the occurrence of the participant’s separation from service with the Fund in lieu of receiving payment on the first anniversary of each vesting date.

Any deferred compensation incentive award, to the extent vested, that is paid to the participant more than thirty (30) days after the applicable vesting date will be credited with a rate of interest, based on the prime rate of interest as reported in the Wall Street Journal for the applicable vesting date (or most recent rate of interest available immediately prior to the vesting date), compounded monthly from the applicable vesting date through the date of payment, pursuant to the terms of the Plan.

In addition, the Plan provides for a “catch-up” payment in respect of a deferred compensation incentive award that may become payable to a participant in an amount equal to the difference in the value of the then-current payout of the deferred compensation incentive award and the payout of any previously vested amounts under the following circumstances:

•

If a change in control occurs and either (x) the participant remains in continuous service with the Fund through such change in control or (y) the participant incurs a qualifying termination within twelve (12) months prior to such change in control, such catch-up amount will be determined based on the difference in the payout multiplier calculated based on the trading discount reduction measured as of such change in control and the payout multiplier that applied to such previously vested or paid out portion of the award, or

•

In the absence of a change in control, on the date of the fourth anniversary of the Effective Date and each six (6)-month anniversary thereafter (each such date, an “applicable date”); provided, that either (x) the participant remains in continuous service with the Fund through the applicable date or (y) the participant incurs a qualifying termination within the twelve (12)-month period prior to such applicable date, but only if the trading discount reduction as measured on such applicable date results in a payout multiplier of at least three (3.0), such catch-up amount will be determined based on the difference in the applicable payout multiplier based on the trading discount reduction measured as of such applicable date, and the payout multiplier that applied to such previously vested or paid out portion of the award.

Any catch-up payments will be paid in cash to the participant on or within thirty (30) days following (i) the occurrence of a change in control or the respective catch-up payment date, as applicable, or (ii) if the participant has elected to defer payments pursuant to the terms of the Plan, the date of the participant’s separation from service.

Maximum Deferred Compensation Incentive Award Amounts. The aggregate maximum amount that may become payable with respect to all deferred compensation incentive awards granted to participants under the Plan from time to time, assuming the maximum level of performance and payout multiplier applicable to such deferred compensation incentive awards, is $60,000,000, and the maximum amount that may become payable to any individual participant in any fiscal year of the Fund with respect to any deferred compensation incentive award granted under the Plan is $24,000,000 provided that the discount at which the Fund’s common stock trades is reduced to at least 14.7% from the Plan’s baseline discount of 27.2%, which could result in the creation of in excess of $14 billion of value for the Fund’s stockholders based on the market price as of September 7, 2017 of the Fund’s common stock (although the actual value created may vary from this estimate).

Impact of Federal Tax Reform. Notwithstanding anything in the Plan or any award agreement to the contrary, if (i) Federal tax reform is enacted at any time prior to the first applicable vesting date and (ii) the participant has vested in any portion of the deferred compensation incentive award on or prior to the first applicable vesting date, then the amount payable with respect to any such portion of the deferred compensation incentive award that has so vested on or prior to the first applicable vesting date may, in the sole discretion of the Compensation Committee, be reduced based on an assessment by the Compensation Committee in good-faith of the impact that such tax reform had on the trading discount reduction that resulted in such portion of the deferred compensation incentive award becoming so vested, subject to a maximum reduction of fifty percent of the payout multiplier applicable to such deferred compensation incentive award.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Director Deferrals

Deferral of Director Fees. Pursuant to the terms of the Plan, each participant who is an independent director shall be required to defer a portion of not less than fifty percent and up to one hundred percent of his or her director fees payable in cash for services rendered by such director during the period commencing as of the date of deferral and ending on the date of the third anniversary of the first regularly scheduled annual meeting of the Fund’s stockholders. The amount of director fees so deferred will be credited to the participant’s deferral account under the Plan as of the regularly scheduled payment date of such fees. The participant will be fully vested in his or her deferral account.

Measurement of Deferral Account. The value of the participant’s deferral account will be subject to increase or decrease based on the achievement of a reduction (if any) in the Fund’s trading discount compared to a pre-established baseline level and resulting payout multipliers as set forth in the deferral agreement entered into between the director and the Fund and which will be measured on the applicable payment date (as described below).

Payment of Deferral Account. Distribution of the participant’s deferral account, as adjusted pursuant to the terms of the Plan, will be made to the participant in a single lump sum cash payment upon the earlier to occur of (i) the participant’s separation from service for any reason or (ii) a change in control of the Fund (each, a “payment date”).

Other Provisions of the Plan

Equitable Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Fund’s common stock, the Compensation Committee shall, in order to prevent the dilution or enlargement of rights in respect of a deferred compensation incentive award granted to a participant or a participant’s deferral account, make such adjustments to the deferred compensation incentive award or the deferral account, respectively, as the Compensation Committee in its sole discretion may determine.

Unfunded Status of Plan. The obligations of the Fund under the Plan will be unfunded and unsecured. The interest of any participant or any other person under the Plan will be limited to the right to receive the benefits under the Plan and any such right to receive benefits under the Plan will be no greater than the rights of an unsecured general creditor of the Fund.

No Right to Employment or Service. Neither the action of the Fund in establishing the Plan, nor any action taken by the Fund, the Board or any member of the Compensation Committee, nor any provision of the Plan will give any participant any right to be retained as an employee or director.

No Transfer or Assignment. The rights of the participant or any other person to the payment of deferred compensation or other benefits under the Plan shall not be assigned, transferred, pledged or encumbered, except by will or the laws of descent and distribution or as otherwise provided under the Plan.

Tax Withholding. The Fund will deduct from the amount of any payment made pursuant to the Plan or from any other amounts payable by the Fund to or with respect to a participant any income, employment or other taxes required to be paid or withheld by the federal government or any state or local government by virtue of participation in the Plan. In addition, a participant may be required to tender the amount of any such taxes to the Fund prior to payment of amounts due under the Plan. In no event will the Fund be liable for any of a participant’s income tax obligations.

Amendment and Termination of the Plan

The Plan may be amended, suspended, discontinued or terminated at any time, in whole or in part, by the Compensation Committee; provided, that no such action shall reduce or in any manner adversely affect the rights of any participant with respect to payments which have accrued under the Plan prior to the date of such action, as determined by the Compensation Committee in its sole discretion.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Federal Income Tax Consequences

This section discusses certain U.S. federal income tax consequences of deferred compensation incentive awards and deferred compensation payable under the Plan based on current U.S. federal laws and regulations and does not purport to be a complete discussion. Moreover, as mentioned above, existing law is subject to change by new legislation, new regulations, administrative pronouncements and court decisions or new or clarified interpretations or applications of existing laws, regulations, administrative pronouncements and court decisions. Any such change may affect the U.S. federal tax income consequences described herein.

Generally, a participant will recognize ordinary income equal to the amount of the award received under the Plan in the year of receipt. That income will be subject to applicable income and employment tax withholding by the Fund. If and to the extent that the Plan payments satisfy the requirements of Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, the Fund may deduct the amounts paid to participants who are “covered employees” (within the meaning of Section 162(m)) under the Plan.

New Plan Benefits

On August 9, 2017, the Compensation Committee approved the grant of deferred compensation incentive awards to certain executive officers and other key employees designated as participants under the Plan, subject to stockholder approval of the Plan. The amount of the deferred compensation incentive awards that may be earned by participants under the Plan for fiscal year 2017 cannot be determined at this time because the value is subject to change based on the payout multiplier that applies after measuring the reduction in the Fund’s trading discount at the applicable measurement date against the baseline level established by the Compensation Committee pursuant to the Plan and the underlying award agreement. Similarly, the amounts that directors may elect to defer under the Plan and the value of any corresponding deferral account that may be paid to such directors cannot be determined at this time because the value is subject to change based on the payout multiplier that applies after measuring the reduction in the Fund’s trading discount at the applicable payment date against the baseline level established by the Compensation Committee pursuant to the Plan and the underlying deferral agreement. In particular, the amounts payable to recipients of initial deferred compensation incentive awards and directors who elect to defer their payments under the Plan will be calculated by reference to the table below:

	Current Trading Discount^	Change from Trading Discount a/o 8/11/17	Trading Discount Reduction from Baseline (27.2%)	Payout Multiplier*
Trading Discount as of August 11, 2017	30.3%		-3.1%	—
	28.0%	2.3%	-0.8%	—
Baseline	27.2%	3.1%	0.0%	—
Threshold	25.6%	4.7%	1.6%	0.50
	23.4%	6.9%	3.8%	1.00
	21.2%	9.1%	6.0%	1.50
	19.0%	11.3%	8.2%	2.00
	16.4%	13.9%	10.8%	3.00
	14.5%	15.8%	12.7%	3.50
Maximum	12.5%	17.8%	14.7%	4.00

^	As defined in the Plan.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

*

The payout multiplier is applied towards the vested portion of the initial award value or the value of the participant’s deferral account, as applicable. The payout multiplier is capped at 4.0 if the trading discount reduction from baseline level is at least 14.7%. If the trading discount reduction is less than 1.6% from baseline level, the payout multiplier will be equal to zero. If the trading discount reduction falls between any two scheduled levels, the payout multiplier will be calculated using straight line interpolation between such levels.

The following table sets forth information with respect to the initial value of deferred compensation incentive awards granted to participants under the Plan as of August 18, 2017, all of which are subject to stockholder approval of the Plan.

Altaba Inc. Long-Term Deferred Compensation Incentive Plan
Name and Position(1)	Dollar Value ($)(2)
Thomas J. McInerney, Chief Executive Officer and Director	6,000,000
Arthur Chong, General Counsel and Secretary	3,000,000
Alexi A. Wellman, Chief Financial and Accounting Officer	1,500,000
All Current Executive Officers as a Group	10,500,000
Tor R. Braham, Director	—
Eric K. Brandt, Director	—
Catherine J. Friedman, Director	—
All Current Directors Who Are Not Executive Officers as a Group	—
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	$1,450,000

(1)

Following the sale on June 16, 2017 of Yahoo’s operating businesses, Yahoo changed its name to Altaba Inc. and registered with the SEC as an investment company. The disclosures in this table relate to current directors and certain executive officers of the Fund based on SEC rules applicable to investment companies.

(2)

The dollar values set forth above reflect the initial value of the deferred compensation incentive awards granted to the executive officers under the Plan, which may be increased by a payout multiplier (with a maximum payout multiplier of four (4.0)). The dollar values of amounts that directors will elect to defer under the Plan is not determinable at this time and therefore no deferred amounts for independent directors are included in this table.

Future participation under the Plan is in the discretion of the Compensation Committee. Moreover, future deferred compensation incentive awards granted to employees and deferrals by directors under the Plan are subject to the baseline level trading discount and payout multipliers that apply to the amount of reduction in the Fund’s trading discount as established by the Compensation Committee in accordance with the terms of the Plan and the applicable award agreement or deferral agreement. Accordingly, it is not possible to determine the actual amounts that will be paid to particular participants in the future under the Plan.

Certain Interests of Directors

In considering the recommendation of the Board with respect to the approval of the Plan, stockholders should be aware that members of the Board have certain interests, which may present them with conflicts of interest in connection with this Proposal Five. As discussed above, certain members of the Board are eligible to participate in the Plan. In addition, members of the Board serving on the Compensation Committee (namely, Mr. Brandt and Ms. Friedman) have the discretion to determine the performance metrics to which both the deferred compensation incentive awards and director deferral accounts are subject. The Board also has the authority to cause the Fund to engage in transactions which could impact the payout of deferred compensation incentive awards and director deferral accounts under the Plan. The Board recognizes that approval of the Plan under this Proposal Five may benefit the Fund’s directors and their successors.

PROPOSAL FIVE: APPROVAL OF LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Voting Standard

The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve the Altaba Inc. Long-Term Deferred Compensation Incentive Plan. For purposes of determining the approval of the Altaba Inc. Long-Term Deferred Compensation Incentive Plan, abstentions will have the same effect as shares voted against the Proposal and broker non-votes, if any, will have no effect on the outcome of the vote.

Board Recommendation

The Board of the Fund unanimously recommends that stockholders of the Fund vote “FOR” the approval of the Altaba Inc. Long-Term Deferred Compensation Incentive Plan.

Proposal Six: Stockholder Proposal

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has represented that he owns no fewer than 260 Shares and has given notice of his intention to present a proposal at the Annual Meeting. The Proposal appears below in italics.

The Board opposes adoption of the Proposal and asks stockholders to review the Board’s response, which follows the proponent’s Proposal.

Stockholder Proposal – Right To Act By Written Consent

Resolved, Shareholders request that our board of directors undertake such steps as may be necessary to permit written consent by shareholders entitled to cast the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote thereon were present and voting. This written consent is to be consistent with applicable law and consistent with giving shareholders the fullest power to act by written consent consistent with applicable law. This includes shareholder ability to initiate any topic for written consent consistent with applicable law.

This proposal topic won majority shareholder support at 13 major companies in a single year. This included 67%-support at both Allstate and Sprint. Hundreds of major companies enable shareholder action by written consent.

Taking action by written consent in lieu of a meeting is a means shareholders can use to raise important matters outside the normal annual meeting cycle. A shareholder right to act by written consent and to call a special meeting are 2 complimentary ways to bring an important matter to the attention of both management and shareholders outside the annual meeting cycle. Taking action by written consent saves the expense of holding a special shareholder meeting.

Also our company requires 25% of shares to aggregate their holdings to call a special meeting—a much higher hill to climb than the 10% of shares permitted by Delaware law. Dozens of Fortune 500 companies provide for both shareholder rights—to act by written consent and to call a special meeting. Our high 25% threshold for shareholders to call a special meeting is one more reason that we should have the right to act by written consent.

Our lack of confidential voting is another incentive to vote for this proposal. Our management can now monitor incoming votes and then use shareholder money to blast shareholders back with costly solicitations on matters where they have a direct self-interest such as such as the ratification of lucrative stock options and to obtain artificially high votes for their lucrative executive pay.

Our management can now do an end run on the effectiveness of say-on-pay votes. Instead of improving executive pay practices in response to disapproving shareholder votes, our management can easily manipulate the say-on-pay vote to a higher percentage—funded by shareholders without their consent. Without confidential voting our management can simply blast shareholders by using multiple professional proxy solicitor firms at shareholder expense (no timely disclosure of the complete cost) with one-way communication by mail and electronic mail (right up to the deadline) to artificially boost the vote for their self-interest executive pay ballot items.

Returning to the core topic of this proposal, Please vote to enhance shareholder value:

Board Statement Opposing Stockholder Proposal

The Board has carefully considered the proposed right for stockholders to act by written consent without a meeting and, for the reasons outlined below, the Board believes that it is not in the best interests of the Fund and its stockholders.

PROPOSAL SIX: STOCKHOLDER PROPOSAL

The Board believes that stockholders of the Fund are better served by holding stockholder meetings for which all stockholders receive notice, and at which all stockholders have an opportunity to consider and discuss the proposed actions and vote Shares held by such stockholders. Consistent with this view, the Fund’s Amended and Restated Bylaws (the “Bylaws”) give stockholders owning at least 25% of the Fund’s outstanding common stock the right to call a special meeting. With this special meeting right, stockholders of the Fund already have the opportunity to raise important matters both on an annual basis at the Fund’s annual meeting of stockholders as well as at special meetings held outside the annual meeting process.

Additionally, stockholder meetings offer important protections and advantages that are absent from the written consent process, including the following:

•

in connection with stockholder meetings, complete information about the proposed action is distributed in advance to all stockholders in a proxy statement, which enables a well-informed evaluation of the merits of the proposed action;

•	stockholder meetings include consideration of proposals submitted by stockholders in accordance with the Fund’s Bylaws and Rule 14a-8 under the Exchange Act;

•	stockholder meetings take place on specified dates that are publicly announced in advance, giving all stockholders a chance to express their views and cast their votes;

•	stockholder meetings provide stockholders with a forum for open discussion and consideration of the proposed stockholder action; and

•	prior to stockholder meetings, the Board has an opportunity to analyze each proposed action and provide a recommendation with respect to each proposed action.

In contrast to stockholder meetings, the written consent process, as proposed, undermines the important deliberative process in which the informed views of all stockholders, management and the Board are considered. Stockholder action by written consent would make it possible for the holders of a bare majority of the Fund’s outstanding common shares to take significant corporate action without any prior notice to the Fund or other stockholders, and without giving all stockholders an ample opportunity to consider, discuss and vote on stockholder actions that may have important ramifications for both the Fund and its stockholders. Further, because stockholder action by written consent can be effected without soliciting the consents of all stockholders, this approach could be used to disenfranchise selected and smaller stockholders by denying them the opportunity to participate in the written consent. The Board believes that these possible outcomes are contrary to principles of stockholder democracy and good corporate governance.

The written consent process also has the potential to create confusion since multiple groups of stockholders would be able to solicit written consents at any time and as frequently as they choose on a range of issues, some of which may be duplicative or conflicting. Addressing such actions could impose significant administrative and financial burdens on the Fund with no corresponding benefit to stockholders. Additionally, stockholder action by written consent could be used by a group of stockholders – no matter how small of an ownership position they represent – to pursue personal agendas or significant corporate actions that are not in the best interests of all stockholders.

The Board believes the Fund’s existing strong corporate governance practices make adoption of this Proposal unnecessary. In addition to the right of stockholders to call special meetings at a 25% threshold as mentioned above, the following Fund corporate governance provisions empower stockholders to express their views or take action and promote Board accountability:

•	a majority voting standard in uncontested director elections;

•	annual election of all directors;

•	a mechanism for stockholders to communicate directly with the Board;

•	no stockholder rights plan;

PROPOSAL SIX: STOCKHOLDER PROPOSAL

•	no supermajority voting provisions; and

•	independent Board leadership, including a majority of independent directors and an independent Chairman of the Board.

The Board notes that the Proposal contains assertions regarding the Fund’s executive compensation and related party transactions that the Board believes are incorrect and are not relevant in evaluating the Proposal’s advisability.

For the reasons outlined above, the Board believes the adoption of this Proposal is not in the best interests of the Fund and its stockholders.

Voting Standard

The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve this Proposal. Abstentions will have the same effect as shares voted against the Proposal and broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

The Board of the Fund unanimously recommends that stockholders of the Fund vote “AGAINST” the stockholder proposal.

Proposal Seven: Stockholder Proposal

Dr. Jing Zhao, 1745 Copperleaf Court, Concord, California 94519, has represented that he owns 100 Shares and has given notice of his intention to present a proposal at the Annual Meeting. The Proposal appears below in italics.

The Board opposes adoption of the Proposal and asks stockholders to review the Board’s response, which follows the proponent’s Proposal.

Stockholder Proposal – Yahoo Human Rights Fund’s Transparency

Resolved: shareholders request that our company prepare a report of our company’s human rights policy and practice, especially related to the Yahoo Human Rights Fund (YHRF), to disclose: 1. The claimed purpose and advertisement of the YHRF, including those were reported to the Congress, the SEC, shareholders and the general public. 2. Why and how the YHRF was handed to one person Harry Wu without any accountability? 3. How much of the YHRF has been used for the claimed purpose? How much of the YHRF was abused against the Chinese human rights community? 4. How many complaints, including law suits, have been submitted against the YHRF and Harry Wu in related to the abuse of the YHRF? 5. Recommendations to the board of directors to take necessary actions to remedy victims of our company and the YHRF to improve our company’s human rights policy and practices.

Supporting Statement

“Whoever wants to hold back relevant material information should show cause why it should not be revealed.” (Irving S. Shapiro, former Chairman of E.I. DuPont de Nemours & Company) As shareholders, we encourage transparency and accountability in the use of our corporate fund, especially since the YHRF has long been abused enormously. For example, 1) “the Statement by Seven Former Chinese Political Prisoners Regarding the Death of Harry Wu and the Abuses of the Yahoo Human Rights Fund” (April 28, 2016 https://chinachange.org/2016/04/28/statement-by-seven-former-chinese-political-prisoners-regarding-the-death-of-harry-wu-and-the-abuses-of-the-vahoo-human-rights-fund/) stated that “of the approximately $14-15 million of the YHRF that has been spent from 2008 to 2015, only about $700,000 was used to provide humanitarian aid to Chinese dissidents.” 2) New York Times article “Champion of Human Rights in China Leaves a Tarnished Legacy” (August 13, 2016 http://www.nytimes.com/2016/08/14/us/champion-of-human-rights-in-china-leaves-a-tarnished-legacy.html ) reported Harry Wu “spending more than $13 million of the Yahoo money to operate his own foundation”; “In some years, financial disclosure forms show that the foundation spent less than 2 percent of annual disbursements on direct assistance to Chinese dissidents or their families; in recent years, such grants all but dried up.” 3) More information of the YHRF abuses since 2007, including my proposal “HUMAN RIGHTS IMPACTS OF YAHOO BUSINESS” at 2011 shareholders meeting requesting that “Yahoo will review, report to shareholders and improve all policies and actions (including supervising the abused Yahoo Human Rights Fund) that might affect human rights observance in countries where it does business”, can be found from the links at “Corporate Social Responsibility & Governance Accountability Review” (http://cpri.tripod.com/cpr2017/csrgar6.pdf) which rated our company the lowest rating “F”.

Board Statement Opposing Stockholder Proposal

The Board has carefully considered the Proposal and has determined that the Fund is not the proper addressee of the Proposal because the Yahoo Human Rights Fund in question is now being administered by Verizon as a result of the Sale Transaction. Accordingly, the Fund does not have any control or influence over the administration of the Yahoo Human Rights Fund nor is it in a position to provide the requested information regarding the historic administration of the Yahoo Human Rights Fund. Further, even if the Fund were in a position to access such information, the Board believes it would be an inappropriate use of Fund resources to prepare the report requested by the Proposal. The Board additionally notes that stockholders of the Fund overwhelmingly rejected, by more than 95% of the votes cast, a human rights-related proposal at the 2015 annual meeting of stockholders of Yahoo.

PROPOSAL SEVEN: STOCKHOLDER PROPOSAL

Voting Standard

The affirmative vote of the holders of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to approve this Proposal. Abstentions will have the same effect as shares voted against the Proposal and broker non-votes will have no effect on the outcome of the vote.

Board Recommendation

The Board of the Fund unanimously recommends that stockholders of the Fund vote “AGAINST” the stockholder proposal.

Additional Information

Further Information About Voting and the Annual Meeting

Quorum. With respect to the Fund, the holders of a majority of the Shares issued and outstanding and entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the stockholders for purposes of conducting business on such matter. Votes withheld, abstentions and broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the stockholder or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be counted as Shares present at the Annual Meeting for quorum purposes.

Record Date. The Board has fixed the close of business on September 6, 2017, as the Record Date for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

How to Vote Your Shares. Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your Shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The required control number for Internet and telephone voting is printed on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials. The control number is used to match proxies with stockholders’ respective accounts and to ensure that, if multiple proxies are executed, Shares are voted in accordance with the proxy bearing the latest date.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

Stockholders who execute proxy cards or record voting instructions via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Attending the Annual Meeting. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting. You may contact Abernathy MacGregor at (212) 371-5999 to obtain directions to the site of the Annual Meeting.

Additional Information Regarding Voting. Broker-dealer firms holding Shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Annual Meeting. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm is deemed a “routine” matter and stockholders who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. The other Proposals are not

ADDITIONAL INFORMATION

deemed “routine” matters under the rules of the NYSE. A properly executed proxy card or other authorization by a stockholder that does not specify how the stockholder’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your bank, broker or other nominee so that your votes may be counted.

The Fund will update certain data regarding the Fund, including performance data, on a monthly basis on its website at www.altaba.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund.

Administrator

U.S. Bancorp Fund Services, LLC, serves as the Fund’s administrator pursuant to an administration agreement. U.S. Bancorp Fund Services, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Principal Stockholders

As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as set forth below:

Stockholder Name and Address*	Class of Shares	Share Holdings	Percentage Owned
TCI Fund Management Limited Christopher Hohn 7 Clifford Street London, W1S 2FT, United Kingdom	Common Stock	86,224,273	9.01%
David Filo David Filo 1998 Revocable Trust U/A DTD 06/12/1998 701 First Avenue Sunnyvale, California 94089	Common Stock	70,666,390	7.4%
The Vanguard Group Vanguard Fiduciary Trust Company Vanguard Investments Australia, Ltd. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	Common Stock	55,924,468	5.86%

*	The information contained in this table is based on the Fund’s review of Schedule 13D, Schedule 13G and other regulatory filings made on or before September 6, 2017.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, and Section 30(h) of the 1940 Act require the Fund’s officers and Directors, certain officers of the Fund’s investment advisers, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC and Nasdaq. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for its most recently completed fiscal year, all filings applicable to such persons were completed and filed in a timely manner.

ADDITIONAL INFORMATION

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its stockholders, although certain non-public personal information may become available to the Funds. The Fund does not disclose any non-public personal information about its stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its stockholders to only those employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its stockholders.

Deadline for Stockholder Proposals

The Fund’s Bylaws require compliance with certain procedures for a stockholder to properly make a nomination for election as a Director or to propose other business for the Fund. If a stockholder who is entitled to do so under the Fund’s Bylaws wishes to nominate a person or persons for election as a Director or propose other business for the Fund, that stockholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of the Fund’s Bylaws, which include the provisions regarding the requirements for stockholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 140 East 45th Street, 15th Floor, New York, New York 10017. Any stockholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s Bylaws.

Expenses of Proxy Solicitation

The cost of the Annual Meeting, including the costs of preparing and mailing the notice, proxy statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Fund. Certain officers of the Fund or its respective affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and/or personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson LLC, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Georgeson LLC is approximately $12,500.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Failure of a quorum to be present at the Annual Meeting may result in an adjournment. The chair of the Annual Meeting may also move for an adjournment of to permit further solicitation of proxies with respect to a Proposal if he or she determines that adjournment and further solicitation are reasonable and in the best interests of the applicable Fund’s stockholders. Any adjourned meeting or meetings may be held without the necessity of another notice.

ADDITIONAL INFORMATION

Please vote promptly by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided or via telephone or the Internet pursuant to the instructions on the enclosed proxy card or on the Notice of Internet Availability of Proxy Materials so you will be represented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on October 24, 2017

This Proxy Statement is available on the Internet at www.envisionreports.com/AABA.

ANNEX A

FORM OF INVESTMENT MANAGEMENT AGREEMENT

BETWEEN ALTABA INC. AND BLACKROCK ADVISORS, LLC

This Investment Management Agreement (the “Agreement”), dated [    ], 2017, is by and between Altaba Inc. (the “Fund”), a Delaware corporation, and BlackRock Advisors, LLC (the “Advisor”), a Delaware limited liability company.

WHEREAS, the Fund is registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and has agreed to furnish investment advisory services to the Fund; and

WHEREAS, this Agreement has been approved by the Directors of the Fund, including a majority of Directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (the “Independent Directors”) in a manner that corresponds to the requirements of Section 15(c) of the 1940 Act, and the Advisor is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1.

Appointment. (a) The Fund appoints the Advisor as investment adviser to provide investment advisory services (“Advisory Services”) with respect to those assets designated by the Fund in writing to the Advisor as subject to the Advisor’s management hereunder (“Allocated Assets”), together with all income, proceeds and profits derived therefrom as set out in this Agreement. The Advisor accepts such appointment as investment manager. The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(b) The Advisor may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more subadvisers who are affiliates of the Advisor, to perform investment advisory services with respect to the Allocated Assets; provided, however, that the compensation of such subadvisers shall be paid by the Advisor and that Advisor shall be fully responsible to the Fund for the acts and omissions on any such subadviser as it is for its own acts and omission. The Advisor may terminate any and all subadvisers in its sole discretion at any time to the extent permitted by applicable law.

2.	Duties and Obligations of the Advisor with Respect to Investment of Assets of the Fund. Subject to the direction of the Fund’s Board of Directors, the Advisor shall

(i) act as investment advisor for and supervise and manage the investment and reinvestment of the Allocated Assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Allocated Assets in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Allocated Assets; (ii) supervise continuously the investment program of the Allocated Assets and the composition of its investment portfolio; (iii) arrange for the purchase and sale of securities and other assets held in the Allocated Assets; (iv) provide investment research to the Fund; and (v) provide reasonable assistance to the Fund and the custodian (the “Custodian”) or its affiliates in assessing the fair value of securities held in the Allocated Assets for which market quotations are not readily available.

3.	Representations, Warranties and Covenants of the Advisor. The Advisor hereby represents and warrants to, and covenants with, the Fund as follows:

(a)	the Advisor is registered as an investment adviser under the Advisers Act as of the effective date of this Agreement and shall maintain such registration so long as this Agreement remains in effect;

(b)

the Advisor is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

the execution, delivery and performance by the Advisor of this Agreement are within the Advisor’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body,

Annex A-1

agency or official is required on the part of the Advisor for the execution, delivery and performance by the Advisor of this Agreement, and the execution, delivery and performance by the Advisor of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Advisor’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Advisor;

(d)

the Advisor has provided the Board of Directors of the Fund with a complete copy of its Form ADV, including Part 2A thereof, and will make available electronically to the Board any updated or amended version of its Form ADV promptly upon making any material changes to the Form ADV;

(e)

the Advisor will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Advisor will follow such Code of Ethics in performing its services under this Agreement. Upon written request, the Advisor also will certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Advisor has done to seek to ensure such compliance in the future. Annually, the Advisor will furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Code of Ethics to the Fund. The Advisor shall notify the Fund promptly of any material violation of the Code of Ethics involving the Fund. The Advisor will provide such additional information regarding violations of the Code of Ethics affecting the Fund as the Chief Compliance Officer of the Fund may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from such a violation of the Code of Ethics. Further, the Advisor represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Advisor and its employees;

(f)

the Advisor, upon written request, will provide the Fund with such information as necessary to ensure solely with respect to information relating to the Advisor: (i) the Fund’s registration statement on Form N-2, to be filed with the SEC, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Fund’s prospectus, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(g)

in the performance of its duties under this Agreement, the Advisor shall at all times materially conform to, and act in accordance with, any requirements imposed by: (i) the provisions of the 1940 Act, the Advisers Act, and all applicable Rules and Regulations of the Securities and Exchange Commission (the “SEC”); (ii) any other applicable provision of law; (iii) the provisions of this Agreement and the Fund’s Certificate of Incorporation, as such documents are amended from time to time and provided in writing to the Advisor; (iv) the then current investment objectives and policies of the Fund as set forth in its Registration Statement on Form N-2; and (v) any other policies and determinations of the Board of Directors of the Fund provided in writing to the Advisor;

(h)

the Advisor has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Advisers Act and has adopted written policies and procedures reasonably designed to prevent violations of the Advisers Act. Upon written request, the Advisor will timely provide to the Fund an annual certification from the Advisor’s Chief Compliance Officer with respect to the design and operation of the Advisor’s compliance program, in a format reasonably requested by the Fund. The Advisor shall cooperate with the Fund in any regulatory investigation, examination, or inspection of the Fund or of the Advisor with respect to the Fund or relating to the provision of services to the Fund under this Agreement;

(i)

the Advisor shall maintain business continuity, disaster recovery and backup capabilities and facilities intended to allow the Advisor to perform its obligations hereunder with minimal disruption or delays;

(j)

the Advisor shall place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Advisor will attempt to obtain the best price and the most favorable execution of its orders. In placing orders, the Advisor will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation and to the extent permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, the Advisor may select brokers on the basis of the research, statistical and pricing services they provide to

Annex A-2

the Allocated Assets and other clients of the Advisor. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisor hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisor to the Allocated Assets and its other clients and that the total commissions paid by the Allocated Assets will be reasonable in relation to the benefits to the Fund over the long-term. In no instance, however, will the Allocated Assets be purchased from or sold to or through any first- or second-tier affiliate of the Fund, except to the extent permitted by Section 17(a) and Section 17(e) of the 1940 Act and the rules thereunder or otherwise permitted by the SEC or by applicable law;

(k)

in connection with any purchase or sale of securities for the Allocated Assets, the Advisor will arrange for the transmission to the Custodian on a daily basis such confirmations, trade tickets, and other documents and information, including without limitation CUSIP, Sedol, or other numbers that identify the securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary for the Custodian and its affiliates to perform their custodial, administrative and recordkeeping responsibilities with respect to the Fund. With respect to securities to be settled through the Custodian, the Advisor will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Advisor is not the custodian of the Allocated Assets and will not take possession or custody of such assets; and

(l)

the Advisor shall maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Advisor makes investment recommendations for the Allocated Assets, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Allocated Assets are customers of the commercial department of its affiliates.

4.	Representations, Warranties and Covenants of the Fund.

The Fund represents and warrants to, and covenants with, the Advisor as follows:

(a)

the execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) its Certificate of Incorporation, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund;

(b)

the Fund shall conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment activities. The Fund shall notify the Advisor of a change in control of the Fund within a reasonable time prior to such change;

(c)

the Fund shall cooperate with the Advisor in any regulatory investigation, examination, or inspection of the Fund or the Advisor relating to this Agreement or services provided by the Advisor hereunder;

(d)

the Fund represents and warrants that the Allocated Assets are free from any security interests, liens, or encumbrances exercisable by any third party against such assets that limit the ability of the Advisor to trade the Allocated Assets as contemplated in this Agreement and the Fund shall not grant such a security interest, lien, or encumbrance on any such assets for the benefit of any third party, except after providing prior written notice to the Advisor. The Fund agrees to notify the Advisor immediately if it learns that any such security interest, lien, or encumbrance is created against any assets managed by the Advisor and the Fund agrees to indemnify and hold the Advisor harmless from any and all expenses, damages, costs, and fees, including reasonable attorneys’ fees and expenses, incurred by the Advisor as a result of any security interest, lien, or encumbrance being created on such assets;

(e)

the Fund represents and warrants that, for the purposes of the Dodd-Frank Wall Street Reform and Consumer Protection act (the “Volcker Rule”), the Fund is a “registered investment company” and is therefore excluded from the definition of “covered fund” for purposes of Section 10 of the Volcker Rule implementing rules and, accordingly, the limitations on a banking entity’s ability to acquire or retain ownership interests set forth in such Section 10 do not apply to the Fund; and

Annex A-3

(f)

the Fund shall from time to time provide the Advisor with a written list of persons known to be affiliates of the Fund and affiliates of such affiliates to the extent reasonably necessary to ensure compliance with the limitations on affiliated transactions set forth in Section 17 of the 1940 Act.

5.	Survival of Representations and Warranties; Duty to Update Information.

(a)

All representations and warranties made by the Advisor and the Fund pursuant to Sections 3 and 4 of this Agreement, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

(b)	The Advisor shall promptly notify the Board in writing:

(i)

to the extent permitted by law or relevant regulator, of any investigation in connection with the services provided by the Advisor or its affiliates to the Allocated Assets, not including any routine examination of the Advisor or its affiliates, investigations into specific securities traded by the Advisor or a proceeding in the ordinary course of business;

(ii)

if Rich Mejzak (or any subsequent replacement) is no longer head of the portfolio management team in the Americas or if Frank Gianatasio (or any subsequent replacement) is no longer a portfolio manager of the Advisor who provides services to the Fund hereunder;

(iii)	of any prospective material change in approach to the Advisor’s management of and recommendations with respect to the Allocated Assets;

(iv)

of any other change in the Advisor’s business activities or circumstances that in the Advisor’s reasonable opinion could reasonably be expected to materially adversely affect the Advisor’s ability to discharge its obligations under this Agreement, including without limitation the occurrence of any event that would disqualify the Advisor from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act; and

(v)

of any actual, anticipated, or contemplated change in ownership of the Advisor or its affiliates constituting, or that would reasonably be expected to constitute, an “assignment” of this Agreement for purposes of the 1940 Act.

6.

Services Not Exclusive. Nothing in this Agreement shall prevent the Advisor or any officer, employee or other affiliate thereof from acting as investment advisor for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Advisor or any of its officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Advisor will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

7.

Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any such records upon the Fund’s written request. The Advisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act. The Advisor shall make such records available for inspection by the Fund’s Board of Directors, the Fund’s officers and employees and the Fund’s authorized agents upon reasonable notice.

8.

Expenses. During the term of this Agreement, the Advisor will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder, except as otherwise expressly provided herein. Other expenses to be incurred by the Fund are expenses of the Fund, including but not limited to taxes, interest, brokerage fees and commission, if any, salaries and fees of directors, administration and custody charges, transfer and dividend disbursing agent’s fees, insurance, audit fees, legal expenses and printing expenses.

9.

Compensation of the Advisor. Subject to Section 9(b) of this Agreement, the Fund agrees to pay to the Advisor and the Advisor agrees to accept as full compensation for all services rendered by the Advisor pursuant to this Agreement, a monthly fee in arrears at an annual rate equal to 0.08% of the average daily net assets (as determined by the Advisor) of the

Annex A-4

first $250 million assets of the Allocated Assets; 0.06% of the next $250 million; 0.04% of the next $250 million; and 0.02% of any assets above $750 million. For purposes of calculating the Advisor’s compensation under this Agreement, the portion of the Fund’s assets invested in affiliated money market funds should be excluded from the Allocated Assets. Such exclusion shall not preclude the payment of fees by an affiliated money market fund to any investment adviser or sub-adviser that is an affiliate of the Advisor. For the Fund’s assets in affiliated money market funds, Fund shall pay the fees set forth in the corresponding prospectus of such affiliated funds. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be. Payment is due to the Advisor within thirty days of the applicable invoice date.

10.	Indemnity.

(a)

The Fund shall, subject to the prior consent of the Board of Directors of the Fund, including a majority of the Independent Directors, indemnify the Advisor, and each of the Advisor’s trustees, officers, employees, agents, associates and controlling persons and the trustees, partners, members, officers, employees and agents thereof (including any individual who serves at the Advisor’s request as trustee, officer, partner, member, trustee or the like of another entity) (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnitee may be or may have been involved as a party or otherwise or with which such Indemnitee may be or may have been threatened, while acting in any capacity set forth herein or thereafter by reason of such Indemnitee having acted in any such capacity, except with respect to any matter as to which such Indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as such Indemnitee had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Fund or the Trust’s shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such Indemnitee appears to have acted in good faith in the reasonable belief that such Indemnitee’s action was in the best interest of the Fund and did not involve disabling conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of Directors of the Fund, including a majority of the Directors of the Fund who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act).

(b)

The Fund may make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such Indemnitee is entitled to such indemnification and if the Directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnitee shall provide security for such Indemnitee undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of Directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

(c)

All determinations with respect to the standards for indemnification of the Advisor hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnitee is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote

Annex A-5

of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding clause (2) above.

(d)

The Advisor shall indemnify the Fund, and its affiliates and controlling persons, (including its directors, officers and employees) each of whom shall be deemed a third-party beneficiary hereof, for any damage, liability, cost and expenses, including reasonable attorneys’ fees, which the Fund or its affiliates and controlling persons may sustain as a result of the Advisor’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder. All determinations with respect to the standard for indemnification of the Fund hereunder shall be made by a final decision on the merits of a court or other body before whom the proceeding was brought such that the Advisor has engaged in disabling conduct.

The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which such Indemnitee may be lawfully entitled.

11.

Limitation on Liability. The Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Advisor or by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

12.	Confidentiality.

(a)

Subject to Section 13 of this Agreement, the Advisor and the Fund each acknowledges and agrees that, pursuant to this Agreement, either party may have access to the other party’s confidential and proprietary information and materials concerning or pertaining to the other’s business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of their business; provided that such recipients must agree to protect the confidentiality of such information and use such information only for the purposes of performing their obligations under this Agreement; provided, further, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not known by the other party to be bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) information provided by the Advisor to broker-dealers or third parties bound by an agreement of confidentiality for the purposes of bona fide due diligence, or (iv) disclosures which are required by law, regulatory authority, regulation or legal process or made at the request of a banking, financial, securities or similar supervisory or self-regulatory or governmental authority exercising its supervisory, examination or audit functions over the Advisor or any of its affiliates.

(b)

Notwithstanding anything to the contrary herein, each party to this Agreement (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

(c)

The representations and warranties made by the Advisor and the Fund pursuant to this Section 12 shall survive the termination of this Agreement for so long as the Advisor is required by the Advisers Act to maintain books and records with respect to the Allocated Assets.

13.	Use of Names and Track Record.

(a)

Fund’s Use of Advisor’s Name. Other than as expressly stated herein, the Fund shall have no right to use the name “BlackRock Advisors LLC” or “BlackRock” (or any combination or derivation thereof) without the prior written

Annex A-6

consent of the Advisor. For so long as the Advisor is serving as an adviser to the Fund, the Fund may use the name of the Advisor, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Advisor as an adviser to the Fund with respect to the Allocated Assets, including without limitation in regulatory filings, on the Fund’s website and in any reports and other information provided to the Fund’s stockholders. The Fund shall cease to use the name of the Advisor in any newly printed materials (except as may, in the sole discretion of the Fund, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement. The use of the Advisor’s name or combination or derivation thereof by the Fund hereunder shall be in a manner that is not intended to reflect negatively on the reputation or goodwill of the Advisor or such names or any combination or derivation thereof.

(b)

Restrictions on Use of Fund Name. The Advisor shall not use the name of the Fund or Yahoo! Inc. (or any combination or derivation thereof) in any material relating to the Advisor in any manner not approved prior thereto in writing by the Fund, such approval not to be unreasonably withheld, other than inclusions of such entities in lists of the Advisor’s clients. The use of the Fund’s name or combination or derivation thereof by the Advisor hereunder shall be in a manner that is not intended to reflect negatively on the reputation or goodwill of the Fund or Yahoo! Inc., or such names or any combination or derivation thereof.

(c)

Advisor’s Use of Track-Record. Notwithstanding the foregoing, the Advisor may use performance data it generates in connection with the Allocated Assets for its track record and use the name of the Fund solely to identify such performance.

14.	Duration and Termination.

(a)

This Agreement shall become effective on the date hereof and shall continue in effect for two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund and (ii) the vote of a majority of the Fund’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(b)

Notwithstanding the foregoing, this Agreement may be terminated by the Fund at any time, without the payment of any penalty, upon giving the Advisor 60 days’ notice (which notice may be waived by the Advisor), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding and entitled to vote, or by the Advisor on 60 days’ written notice (which notice may be waived by the Fund). This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings of such terms in the 1940 Act.)

15.

Notices. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

16.

Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

17.	Information. The Fund shall provide such information and documentation as the Advisor may reasonably request in connection with the services provided by the Advisor to the Fund under this Agreement.

18.

Systems. The Advisor shall retain title to and ownership of any and all of its own databases, computer programs, inventions, discoveries, patentable or copyrightable matters, concept, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by the Advisor in connection with the services provided by the Advisor to the Fund under this Agreement.

Annex A-7

19.

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

20.

Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

21.	Counterparts. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

[Signature Page Follows]

Annex A-8

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers, all as of the day and the year first above written.

ALTABA INC.

By:
Name: Title:

BLACKROCK ADVISORS, LLC

By:
Name: Title: Managing Director

Signature Page to the Investment Advisory Agreement

ANNEX B

FORM OF INVESTMENT ADVISORY AGREEMENT

BETWEEN ALTABA INC. AND MORGAN STANLEY SMITH BARNEY LLC

This Investment Advisory Agreement (the “Agreement”) is made this [        ] day of [        ] 2017, by and between Altaba Inc., a Delaware corporation (the “Fund”), and Morgan Stanley Smith Barney LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory services to a portion of the Fund’s assets on the terms and conditions hereinafter set forth, and the Adviser wishes to be retained to provide such services to the allocated portion of the Fund’s assets.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of Adviser. The Fund hereby appoints the Adviser to act as the investment adviser to, and manage the investment and reinvestment of, a portion of the Fund’s assets as determined by the Board of Directors of the Fund (the “Board”) and allocated to the Adviser, as further described herein (the “Allocated Assets”), for the period and upon the terms herein set forth in accordance with:

(i)	the investment objectives, policies and restrictions of the Allocated Assets in effect from time to time and communicated to the Adviser in writing;

(ii)	such policies, directives, regulatory restrictions and compliance policies as the Board may from time to time establish or issue and communicate to the Adviser in writing; and

(iii)	applicable federal and state laws, rules and regulations, and the Fund’s Certificate of Incorporation (“Certificate”) and bylaws (the “Bylaws”), in each case as may be amended from time to time.

The Fund shall promptly notify the Adviser in writing of any changes to (i) or (ii) above. In no event shall the Adviser be held responsible for failing to comply with changes to any of (i) or (ii) unless it had previously received the written notification in the foregoing sentence.

(b) Responsibilities of Adviser. The Adviser will manage the Allocated Assets in accordance with the advisory services it provides through its Institutional Cash Advisory Program. The Fund, in consultation with the Adviser, will set forth –in the Fund’s registration statement and/or in separate written documentation provided to the Adviser – the investment objective and principal investment strategies of the Allocated Assets, including any investment limitations or investment restrictions (the “Investment Strategy”). The Adviser shall convert the Investment Strategy into a rule matrix for internal use by the Adviser. Should any assets held in the Allocated Assets fall outside the Investment Strategy, the Adviser may liquidate such assets in an orderly manner within a commercially reasonable amount of time. The Fund may provide the Adviser with a written waiver of adherence to the Investment Strategy at the discretion of the Board. The Fund will promptly notify the Adviser of any changes to the Investment Strategy and will not make any material changes to the Investment Strategy without prior consultation with the Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the Investment Strategy, the other provisions of this Agreement and the supervision of the Board:

(i)

determine the composition and investment allocation of the Allocated Assets, the nature and timing of the changes therein and the manner of implementing such changes, including the purchase, retention or sale of specific securities and other assets;

Annex B-1

(ii)	place orders with respect to, and arrange for, any investment (including executing and delivering all documents relating to the Allocated Assets’ investments);

(iii)	identify and evaluate investments made for the Allocated Assets;

(iv)	execute, monitor and service the Allocated Assets’ investments;

(v)

provide reasonable assistance to the Fund and the custodian (the “Custodian”) or its affiliates in assessing the fair value of securities held in the Allocated Assets for which market quotations are not readily available;

(vi)

provide such information to the Board as the Board deems necessary for the Fund to maintain a current and/or effective private placement memorandum, prospectus and/or registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and the 1940 Act that complies with the requirements of the Securities Act, the 1940 Act and/or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated under each;

(vii)

report to the Board and provide such information, and make appropriate persons available for the purpose of reviewing with representatives of the Board on a regular basis at reasonable times its activities hereunder, including without limitation, review of the general investment strategies of the Allocated Assets, the performance of the Allocated Assets in relation to standard industry indices, stock market and interest rate considerations and general conditions affecting the marketplace, and the placement and execution of portfolio transactions and provide various other reports and information from time to time as reasonably requested by the Board; and

(viii)

act upon reasonable instructions from the Board with respect to the management of the Allocated Assets which, in the reasonable determination of the Adviser, are not inconsistent with the Adviser’s fiduciary duties under this Agreement.

For the avoidance of doubt, the Adviser shall have no responsibility with respect to any assets of the Fund other than the Allocated Assets. The Fund has no obligation to share any information, and does not expect to share any information, with the Adviser about any assets of the Fund other than the Allocated Assets. The Adviser will have no influence, rights, or control whatsoever, and shall not provide investment advice, with respect to the Fund’s assets other than the Allocated Assets.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority on behalf of the Fund to effectuate its investment decisions for the Allocated Assets, including the execution and delivery of all documents relating to the Allocated Assets’ investments and the placing of orders for other purchase or sale transactions on behalf of the Allocated Assets. The Adviser shall have complete and unlimited discretionary investment and trading authorization to invest and trade the Allocated Assets consistent with the Investment Strategy and is hereby appointed as agent and attorney-in-fact with respect to the same. Pursuant to such authorization, the Adviser may, in its sole discretion and at the risk of the Allocated Assets, but subject to the Investment Strategy, purchase, sell, exchange, convert and otherwise trade the Allocated Assets and arrange for delivery and payment in connection with the above and act on behalf of Allocated Assets in all other matters necessary or incidental to the handling of the Allocated Assets. This power of attorney and trading authorization shall be valid until the termination of this Agreement or until it is earlier terminated by the Fund or the Adviser in writing. The termination of this authorization will constitute a termination of this Agreement.

(d) Acceptance of Engagement. The Adviser hereby accepts such engagement and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(f) Record Retention. Subject to review by, and the overall control of, the Board, the Adviser shall keep and preserve for the period required by the 1940 Act any books and records relevant to the provision of its investment advisory services to the Allocated Assets and shall specifically maintain, or cause to be maintained, all books and records with respect to the Allocated

Annex B-2

Assets’ transactions and shall deliver to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, including without limitation Rule 31a-1 and Rule 31a-2 under the 1940 Act, and shall make such records available for inspection by the Board, the Fund’s officers and employees and the Fund’s authorized agents, at any time and from time to time during normal business hours. The Adviser agrees that all records that it maintains for the Allocated Assets are the property of the Fund and shall surrender promptly to the Fund any such records upon the Board’s request and upon termination of this Agreement pursuant to Section 9, provided that the Adviser may retain a copy of such records.

(g) Trade Confirmations. In connection with any purchase or sale of securities for the Allocated Assets, the Adviser will arrange for the transmission to the Fund’s custodian (the “Custodian”) on a daily basis such confirmations, trade tickets, and other documents and information, including without limitation CUSIP, Sedol, or other numbers that identify the securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary for the Custodian and its affiliates to perform their custodial, administrative and recordkeeping responsibilities with respect to the Fund. With respect to securities to be settled through the Custodian, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the Custodian. The parties acknowledge that the Adviser is not the custodian of the Allocated Assets and will not take possession or custody of such assets.

(h) Proxies. The Adviser will vote any proxies received from the Custodian (including without limitation giving or determining to withhold consent to any request to amend a debt security or to waive or not waive a breach of covenant or default with respect to a debt security) with respect to any securities held in the Allocated Assets in a manner the Adviser reasonably believes to be in the best interests of the Fund and shall report such votes to the Board on a quarterly basis. The Fund will instruct the Custodian to send to the Adviser all proxy materials with respect to the Allocated Assets.

2.	Compensation and Expenses.

(a) Management Fee. Subject to Section 2(b), the Fund agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a management fee (“Management Fee”) as set forth on Schedule A hereto. The Adviser may agree to waive, in whole or in part, the Management Fee at any time. The Management Fee shall be payable quarterly in arrears, and shall be calculated at an annual rate based on the average daily value of the Allocated Assets (on a gross basis) during the most recently completed calendar quarter. The Management Fee for any partial quarter shall be appropriately pro-rated. The Management Fee includes all fees or charges reasonably incurred by the Adviser (including brokerage commissions resulting from transactions effected through the Adviser or its affiliates) on behalf of the Fund in connection with providing services under this Agreement. The Management Fee does not include the following: (a) charges for services provided by the Adviser, its affiliates or third parties which are outside the scope of this Agreement (e.g., retirement plan administration fees, trustee fees, etc.); (b) any taxes or fees imposed by exchanges or regulatory bodies; and (c) brokerage commissions or other charges resulting from transactions not effected through the Adviser or its affiliates. Each of these additional charges may be separately charged to the Allocated Assets or reflected in the price paid or received for a given security. If open- or closed-end registered funds or exchange-traded funds (collectively, “Portfolio Funds”) are used by the Adviser for investment by the Allocated Assets, any such Portfolio Fund may pay its own separate investment advisory fees and other expenses to its manager or other service provider. In addition, an open-end mutual fund may charge distribution or servicing fees. In such cases, these fees or expenses will be in addition to the Management Fee.

(b) Adviser Personnel. All personnel of the Adviser, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Fund.

(c) Expenses. During the term of this Agreement, the Adviser shall pay all expenses incurred by it in connection with the activities it undertakes to meet its obligations hereunder. The Adviser shall, at its sole expense, employ or associate itself with such persons as it reasonably believes will assist it in the execution of its duties under this Agreement, including, without limitation, persons employed or otherwise retained by the Adviser or made available to the Adviser by its members or affiliates. The Fund shall reimburse the Adviser out of the Allocated Assets for documented expenses reasonably incurred by the Adviser at the written request of or on behalf of the Fund. All other costs and expenses in connection with the operations of the Allocated Assets and transactions effected with respect to the Allocated Assets shall be borne by the Allocated Assets.

Annex B-3

(d) Brokerage Selection and Related Fees and Expenses. The Adviser shall use commercially reasonable efforts to seek to obtain the best execution of all portfolio transactions executed on behalf of the Fund. Any transactions executed with or through first- or second-tier affiliates of the Fund will comply with Section 17 of the 1940 Act, including without limitation Section 17(a), Section 17(e) and Rule 17e-1 thereunder, and the applicable compliance policies of the Fund and the Adviser. In evaluating which broker or dealer will provide the best execution, the Adviser will consider the full range and quality of a broker’s or dealer’s services including, among other things, the value of research provided as well as execution capability, commission rate, financial responsibility and responsiveness.

In no event will the Adviser or its affiliates be obligated to effect any transaction for the Allocated Assets which they believe would violate any applicable state or federal law, rule or regulation, or of the rules or regulations of any regulatory or self-regulatory body.

3.	Representations, Warranties and Covenants of the Adviser.

The Adviser represents and warrants to, and covenants with, the Fund as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act as of the Effective Date and shall maintain such registration so long as this Agreement remains in effect;

(b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Adviser has provided the Board with a complete copy of its Form ADV, including Part 2A for the Institutional Cash Management Program, and will make available electronically to the Board any updated or amended version of its Form ADV promptly upon making any material changes to the Form ADV (Adviser’s Form ADV Part 2A and 2B are available at www.morganstanley.com/ADV. Adviser’s Form ADV Part 1A is available on the SEC’s website at https://www.adviserinfo.sec.gov/);

(e) The Adviser will maintain a written code of ethics (the “Code of Ethics”) that complies with the requirements of Rule 17j-1 under the 1940 Act (“Rule 17j-1”), a copy of which will be provided to the Fund, and will institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser will follow such Code of Ethics in performing its services under this Agreement. The Adviser also will certify quarterly to the Fund that it and its “Advisory Persons” (as defined in Rule 17j-1) have complied materially with the requirements of Rule 17j-1 during the previous quarter or, if not, explain what the Adviser has done to seek to ensure such compliance in the future. Annually, the Adviser will furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 206(4)-7 of the Advisers Act, concerning the Code of Ethics and compliance program, respectively, to the Fund. The Adviser shall notify the Fund promptly of any material violation of the Code of Ethics involving the Fund. The Adviser will provide such additional information regarding violations of the Code of Ethics affecting the Fund as the Chief Compliance Officer of the Fund may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Fund from such a violation of the Code of Ethics. Further, the Adviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Adviser and its employees;

(f) The Adviser will provide the Fund with such information as necessary to ensure solely with respect to information relating to the Adviser: (A) the Fund’s registration statement on Form N-2, to be filed with the SEC, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Fund’s prospectus, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(g) The Adviser shall comply in all material respects with all applicable provisions of the U.S. federal securities laws, including the 1940 Act and the Advisers Act and other applicable rules and regulations of the SEC and, in addition, will conduct

Annex B-4

its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment advisory activities. The Adviser shall notify the Board of a change in control of the Adviser within a reasonable time in advance of such change. The Adviser will also fully cooperate with the Fund in any regulatory investigation, examination, or inspection of the Fund or of the Adviser with respect to the Fund or relating to the provision of services to the Fund under this Agreement;

(h) The Adviser will exercise its best judgment, use reasonable care and act in good faith and act in a manner consistent with applicable federal and state laws and regulations in rendering the services it agrees to provide under the Agreement. The Adviser shall maintain a policy and practice of conducting its investment advisory services hereunder independently of the commercial banking operations of its affiliates. When the Adviser makes investment recommendations for the Allocated Assets, its investment advisory personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Allocated Assets are customers of the commercial department of its affiliates, except as otherwise required by applicable law, rules, and regulations and firm policies;

(i) The Adviser has appointed a Chief Compliance Officer under Rule 206(4)-7 of the Advisers Act and has adopted written policies and procedures reasonably designed to prevent violations of the Advisers Act The Adviser will timely provide to the Fund an annual certification from the Adviser’s Chief Compliance Officer with respect to the design and operation of the Adviser’s compliance program, in a format reasonably requested by the Fund;

(j) The Adviser will promptly notify the Fund of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to the Fund pursuant to Section 9(a) of the 1940 Act; and

(k) The Adviser shall maintain business continuity, disaster recovery and backup capabilities and facilities intended to allow the Adviser to perform its obligations hereunder with minimal disruption or delays.

4.	Representations, Warranties and Covenants of the Fund.

The Fund represents and warrants to, and covenants with, the Adviser as follows:

(a) The execution, delivery and performance by the Fund of this Agreement are within the Fund’s powers and have been duly authorized by all necessary action, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Fund for the execution, delivery and performance by the Fund of this Agreement, and the execution, delivery and performance by the Fund of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Certificate, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Fund;

(b) The Fund shall comply in all material respects with all applicable provisions of Federal Securities Law as defined in Rule 38a-1(e)(1) under the 1940 Act and rules and regulations of the SEC with respect to the services provided to the Fund hereunder and the Fund’s activities under this Agreement, and will conduct its activities under this Agreement in accordance with any applicable laws and regulations of any governmental authority pertaining to its investment activities. The Fund shall notify the Adviser of a change in control of the Fund within a reasonable time after such change. The Fund will also fully cooperate in any regulatory investigation, examination, or inspection of the Fund or the Adviser relating to this Agreement or services provided by the Adviser hereunder.

(c) The Fund represents and warrants that the Allocated Assets are free from any security interests, liens, or encumbrances exercisable by any third party against such assets that limit the ability of the Adviser to trade the Allocated Assets as contemplated in this Agreement and the Fund shall not grant such a security interest, lien, or encumbrance on any such assets for the benefit of any third party, except after providing prior written notice to the Adviser. The Fund agrees to notify the Adviser immediately if it learns that any such security interest, lien, or encumbrance is created against any assets managed by the Adviser and the Fund agrees to indemnify and hold the Adviser harmless from any and all expenses, damages, costs, and fees, including reasonable attorneys’ fees and expenses, incurred by the Adviser as a result of any security interest, lien, or encumbrance being created on such assets.

(d) The Fund represents and warrants that, for the purposes of the Volcker Rule, the Fund is a “registered investment company” and is therefore excluded from the definition of “covered fund” for purposes of Section 10 of the Volcker Rule implementing rules and, accordingly, the limitations on a banking entity’s ability to acquire or retain ownership interests set forth in Section 10 do not apply to the Fund.

Annex B-5

(e) The Fund shall from time to time provide the Adviser with a written list of persons known to be affiliates of the Fund and affiliates of such affiliates to the extent reasonably necessary to ensure compliance with the limitations on affiliated transactions set forth in Section 17 of the 1940 Act.

5.	Survival of Representations and Warranties; Duty to Update Information.

(a) All representations and warranties made by the Adviser and the Fund pursuant to Sections 3 and 4, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

(b) The Adviser shall promptly notify the Board in writing:

(i)

upon receiving notice that a governmental authority, agency or body is investigating or intends to investigate it or any of its directors, officers or employees in connection with the services provided to the Allocated Assets, including any routine examination or proceeding in the ordinary course of business;

(ii)	of any change in the portfolio managers of the Adviser who provide services to the Fund hereunder;

(iii)	of any prospective material change in approach to the Adviser’s management of and recommendations with respect to the Allocated Assets;

(iv)

of any other change in the Adviser’s business activities or circumstances that could reasonably be expected to materially adversely affect the Adviser’s ability to discharge its obligations under this Agreement; and

(v)

of any actual, anticipated, or contemplated change in ownership of the Adviser or its affiliates constituting, or that would reasonably be expected to constitute, an “assignment” of this Agreement for purposes of the 1940 Act.

6.	Other Activities of the Adviser.

Nothing in this Agreement shall prevent the Adviser or any member, manager, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Adviser or any of its members, managers, officers, employees or agents from buying, selling, or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting. For the avoidance of doubt, the Adviser, and any of its affiliates, may enter into one or more agreements pursuant to which the Adviser and/or its affiliates and their personnel may be restricted in their investment management activities. The Adviser or any member, manager, officer, employee or other affiliate thereof may allocate their time between advising the Allocated Assets and managing other investment activities and business activities in which they may be involved.

7.	Indemnification.

(a) The duties of the Adviser shall be confined to those expressly set forth herein. The Adviser shall not be liable for any loss arising out of the Adviser’s activities hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable law which cannot be waived or modified hereby. (As used in this Section 7(a), the term “Adviser” shall include, without limitation, the Adviser’s affiliates and the Adviser’s and its affiliates’ respective partners, shareholders, directors, members, principals, officers, employees and other agents of the Adviser). Under no circumstances will the Adviser be liable for any loss involving Fund assets other than the Allocated Assets.

(b) The Adviser shall indemnify the Fund, and its affiliates and controlling persons, (including its directors, officers and employees) each of whom shall be deemed a third-party beneficiary hereof, for any damage, liability, cost and expenses, including reasonable attorneys’ fees, which the Fund or its affiliates and controlling persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder.

(c) The Fund shall indemnify the Adviser (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with the Adviser, each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless

Annex B-6

from and against any damage, liability, cost and expense, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s performance of its obligations under this Agreement, to the extent such damages, liabilities, costs and expenses are not fully reimbursed by insurance, and to the extent that such indemnification would not be inconsistent with the laws of the State of Delaware or the Certificate; provided, however, that the Adviser shall not be indemnified for any liability or expenses that may be sustained as a result of the Adviser’s willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement. Nothing contained herein shall constitute a waiver by the Fund of any of its legal rights under applicable U.S. federal securities laws or any other laws.

The Fund may make advance payments to an Indemnified Party in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if (i) the Fund receives a written affirmation of such Indemnified Party’s (1) good faith belief that the standard of conduct necessary for indemnification has been met and (2) undertaking to reimburse the Fund unless it is subsequently determined that such Indemnified Party is entitled to such indemnification and (ii) the Board determines that the facts then known to the Board would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the Indemnified Party shall provide security for such Indemnified Party’s undertaking, (B) the Fund shall be insured against losses arising by reason of any unlawful advance, or (C) a majority of a quorum consisting of directors of the Fund who are neither “interested persons” of the Fund (as such term is defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Directors”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnified Party ultimately will be found entitled to indemnification. All determinations with respect to the standards for indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such Indemnified Party is not liable or is not liable by reason of disabling conduct, or (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations that advance payments in connection with the expense of defending any proceeding shall be authorized and shall be made in accordance with the immediately preceding paragraph. The rights accruing to any Indemnified Party under these provisions shall not exclude any other right to which such Indemnified Party may be lawfully entitled.

8.	Confidentiality.

(a) Subject to Section 9 of this Agreement, the Adviser and the Fund each acknowledges and agrees that, pursuant to this Agreement, either party may have access to the other party’s confidential and proprietary information and materials concerning or pertaining to the other’s business. Each party will receive and hold such information in the strictest confidence, and acknowledge, represent, and warrant that it will use its best efforts to protect the confidentiality of this information. Each party agrees that, without the prior written consent of the other party, it will not use, copy, or divulge to third parties or otherwise use, except in accordance with the terms of this Agreement, any information obtained from or through the other party in connection with this Agreement other than as reasonably necessary in the course of their business; provided that such recipients must agree to protect the confidentiality of such information and use such information only for the purposes of performing their obligations under this Agreement; provided, further, however, this covenant shall not apply to information (i) which is in the public domain now or when it becomes in the public domain in the future, other than by reason of a breach of this Agreement, (ii) which has come to either party from a lawful source not bound to maintain the confidentiality of such information, other than from the other party or an affiliate or representative of that party, (iii) information provided by the Adviser to broker-dealers or third parties bound by an agreement of confidentiality for the purposes of bona fide due diligence, or (iv) disclosures which are required by law, regulatory authority, regulation or legal process or made at the request of a banking, financial, securities or similar supervisory or self-regulatory or governmental authority exercising its supervisory, examination or audit functions over the Adviser or any of its affiliates.

(b) Notwithstanding anything to the contrary herein, each party to this Agreement (and each employee, representative, or other agent of such party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

Annex B-7

(c) The representations and warranties made by the Adviser and the Fund pursuant to this Section 8 shall survive the termination of this Agreement.

9.	Use of Names and Track Record.

(a) Fund’s Use of Adviser’s Name. Other than as expressly stated herein, the Fund shall have no right to use the name “Morgan Stanley Smith Barney LLC” or “MSSB” (or any combination or derivation thereof) without the prior written consent of the Adviser. For so long as the Adviser is serving as an adviser to the Fund, the Fund may use the name of the Adviser, including any short-form of such name, or any combination or derivation thereof, for the purpose of identifying the Adviser as an adviser to the Fund with respect to the Allocated Assets, including without limitation in regulatory filings, on the Fund’s website and in any reports and other information provided to the Fund’s stockholders. The Fund shall cease to use the name of the Adviser in any newly printed materials (except as may, in the sole discretion of the Fund, be reasonably necessary to comply with applicable law) promptly upon termination of this Agreement. The use of the Adviser’s name or combination or derivation thereof by the Fund hereunder shall be in a manner that is not intended to reflect negatively on the reputation or goodwill of the Adviser or such names or any combination or derivation thereof.

(b) Restrictions on Use of Fund Name. The Adviser shall not use the name of the Fund or Yahoo! Inc. (or any combination or derivation thereof) in any material relating to the Adviser in any manner not approved prior thereto in writing by the Fund, such approval not to be unreasonably withheld, other than inclusions of such entities in lists of the Adviser’s clients. The use of the Fund’s name or combination or derivation thereof by the Adviser hereunder shall be in a manner that is not intended to reflect negatively on the reputation or goodwill of the Fund or Yahoo! Inc., or such names or any combination or derivation thereof.

(c) Adviser’s Use of Track-Record. Notwithstanding the foregoing, the Adviser may use performance data it generates in connection with the Allocated Assets for its track record and use the name of the Fund solely to identify such performance.

10.	Effectiveness, Term and Termination of Agreement.

(a) Effectiveness and Term. This Agreement shall become effective as of the date first written above. This Agreement shall remain in effect for two years from its effective date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund and (ii) the vote of a majority of the Fund’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, (i) by the vote of a “majority of the outstanding voting securities” (as such term is defined in Section 2(a)(42) of the 1940 Act) of the Fund, (ii) by the vote of the Board, or (iii) by the Adviser. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act). The provisions of Sections 7 and 8 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed to it under Section 2 through the date of termination or expiration and Section 7 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.

11.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.	Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the 1940 Act and the Certificate.

Annex B-8

13.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

14.	Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof, and the remaining provisions of this Agreement shall be interpreted to give maximum effect to the intent of the parties manifested thereby.

15.	Entire Agreement; Governing Law; Venue; Waiver of Jury Trial.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. This Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement. The parties irrevocably submit to the personal jurisdiction and service and venue of any federal or state court within the State of New York having subject matter jurisdiction, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waive any claim of forum non conveniens. The parties further waive personal service of any summons, complaint or other process and agree that service thereof may be made by certified or registered mail directed to such party at such party’s address for purposes of notices hereunder. THE PARTIES HERETO IRREVOCABLY WAIVE ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

[Remainder of page intentionally left blank.]

Annex B-9

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

BY SIGNING THIS AGREEMENT, THE UNDERSIGNED CONSENTS TO ELECTRONIC DELIVERY OF ADVISER’S FORM ADV PART 2A AND 2B, EITHER BY EMAIL OR BY REFERRING THE UNDERSIGNED TO A WEBSITE (WHICH MAY BE REVOKED AT ANY TIME BY WRITTEN NOTICE TO ADVISER).

Altaba Inc.

By:
Name:
Title:

Morgan Stanley Smith Barney LLC

By:
Name:
Title:

Signature Page to the Investment Advisory Agreement

SCHEDULE A

TO THE

INVESTMENT ADVISORY AGREEMENT

BETWEEN ALTABA INC. AND MORGAN STANLEY SMITH BARNEY LLC

Pursuant to Section 2 of the Agreement, the Fund shall pay the Adviser compensation at an annual rate as follows:

Allocated Asset level under $750M	.0700%
Allocated Asset level between $750M and $1B	.0650%
Allocated Asset level between $1B and $1.5B	.0575%
Allocated Asset level between $1.5B and $2B	.0500%
Allocated Asset level between $2B and $2.5B	.0450%
Allocated Asset level between $2.5B and $3B	.0425%
Allocated Asset level between $3B and $3.5B	.0400%
Allocated Asset level between $3.5B and $4B	.0375%
Allocated Asset level over $4B	.0350%

The fee payable by the Fund to the Adviser will be payable quarterly in arrears and will be calculated for all the Allocated Assets at the annual rate applicable to the Allocated Assets level (on a gross basis) set forth in the foregoing table based on the average daily value of the MSSB Assets during the most recently completed calendar quarter.

The Adviser will voluntarily waive its fees by the amount of advisory fees that the Fund pays to the Adviser or its affiliates indirectly through its investment by the Adviser of Allocated Assets in money market funds managed by the Adviser or its affiliates.

Annex B-Schedule A

ANNEX C

ALTABA INC.

LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

ALTABA INC.

LONG-TERM DEFERRED COMPENSATION INCENTIVE PLAN

Altaba Inc., a Delaware corporation, (the “Company”) hereby adopts and establishes this Altaba Inc. Long-Term Deferred Compensation Incentive Plan (the “Plan”) in order to permit the deferral of certain compensation to which eligible directors, executive officers and other key employees of the Company may become entitled, which deferred amounts will be subject to vesting, measurement and payout based on the Company’s achievement of certain performance criteria relating to the change in the trading discount of the Company’s common stock pursuant to the terms and conditions set forth herein.

ARTICLE 1

DEFINITIONS

1.1 General. The following terms used in the Plan shall have the meanings specified below unless the context clearly indicates to the contrary.

1.2 “Affiliate” shall mean, at any time, and with respect to any person, any other person that, at such time, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person through the ownership of voting securities and the terms “controlled” and “controlling” have meanings correlative thereto.”

1.3 “Alibaba Share” shall mean an ordinary share, par value $0.000025 per share, of Alibaba Group Limited.

1.4 “Award Agreement” shall mean any written notice, agreement or other document evidencing an Award granted under the Plan.

1.5 “Beneficiary” shall mean the person or persons designated by a Participant, on a form provided by the Plan Administrator, to receive payments under the Plan in the event of his or her death. A Participant may change the designation of a Beneficiary at any time by completing a new designation form which shall revoke and supersede all earlier forms.

1.6 “Board” shall mean the Board of Directors of the Company.

1.7 “Cause” shall have the meaning given to such term in the employment, severance or similar agreement between the Company and the Participant or, if no such agreement exists or if “Cause” is not defined therein, then “Cause” shall mean the occurrence of one or more of the following: (1) the Participant’s willful refusal or material failure to perform the Participant’s job duties and responsibilities (other than by reason of the Participant’s serious physical or mental illness, injury or medical condition), (2) the Participant’s willful failure or refusal to comply in any material respect with material Company policies or lawful directives, (3) the Participant’s material breach of any contract or agreement between the Participant and the Company (including but not limited to any employment agreement or restrictive covenant agreement between the Participant and the Company), or the Participant’s material breach of any statutory duty, fiduciary duty or any other obligation that the Participant owes to the Company, (4) the Participant’s commission of an act of fraud, theft, embezzlement or other unlawful act against the Company or involving its property or assets or the Participant engaging in intentional acts that are materially detrimental to the reputation of the Company and which cause the Company material economic harm, or (5) the Participant’s indictment or conviction or nolo contendre or guilty plea with respect to any felony or crime of moral turpitude. For purposes of this provision, no act or failure to act on the Participant’s part shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that the Participant’s action or omission was in the best interests of the Company. Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, in good faith and in the best interests of the Company. Except for a failure, breach or refusal which, by its nature, cannot reasonably be expected to be cured, the Participant shall have ten (10) days from the delivery of written notice by the Company within which to cure any acts constituting Cause; provided, that, if the Company reasonably expects irreparable injury from a delay of ten (10) days, the Company may give the Participant notice of such shorter period within which to cure as is reasonable under the circumstances.

Annex C-1

1.8 “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(a) one person (or more than one person acting in concert as a group), other than the Company, acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company;

(b) a majority of the members of the Board are replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(c) the sale of all or substantially all of the Company’s assets;

(d) a merger or consolidation of the Company with any other entity in which the Company’s voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Code. In the event of an amendment that materially changes Section 409A of the Code’s definition of change in control, the Plan Administrator may amend the definition of “Change in Control” under the Plan to be consistent with such amendment.

1.9 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

1.10 “Committee” shall mean the Compensation Committee of the Board or such other person or persons appointed from time to time by the Compensation Committee of the Board to administer the Plan.

1.11 “Company” shall mean Altaba Inc., a Delaware corporation (formerly known as Yahoo! Inc., a Delaware corporation).

1.12 “Company Common Stock” shall mean the common shares, $0.001 par value per share, of the Company.

1.13 “Deferral Account” shall mean the bookkeeping entry that is utilized solely as a device for the measurement and determination of the amount to be paid to a Participant in respect of the Participant’s Director Fees that are deferred pursuant to Article 4.

1.14 “Deferral Agreement” shall mean a written agreement evidencing a Participant’s election to defer his or her Director Fees under the Plan pursuant to Section 4.1.

1.15 “Director” shall mean a member of the Board.

1.16 “Director Fees” shall mean, with respect to an Independent Director who is a Participant, the fees payable in cash for services rendered as a Director during the period commencing on the Deferral Date and ending on the date of the third anniversary of the first regularly scheduled annual meeting of the Company’s stockholders.

1.17 “Disability” shall mean, with respect to a Participant, a total and permanent disability within the meaning of Section 22(e)(3) of the Code.

1.18 “Effective Date” shall mean August 9, 2017, subject to the approval of the Plan by the Company’s stockholders.

1.19 “Employee” shall mean any individual who is a common-law employee of the Company or its Affiliates.

1.20 “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.21 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Annex C-2

1.22 “Good Reason” shall have the meaning given to such term in the employment, severance or similar agreement between the Company and the Participant or, if no such agreement exists or if “Good Reason” is not defined therein, then “Good Reason” shall be deemed to exist only if the Company shall fail to correct within thirty (30) days after receipt of written notice from the Participant specifying in reasonable detail the reasons the Participant believes one of the following events or conditions has occurred (provided such notice is delivered by the Participant no later than sixty (60) days after the initial existence of the occurrence): (1) a material diminution of the Participant’s then current aggregate base salary and target annual incentive award amount without the Participant’s prior written agreement; (2) a material adverse change in the Participant’s title, authority, duties or responsibilities without the Participant’s prior written agreement; (3) a material change in the geographic location at which the Participant is required to perform services for the Company, without the Participant’s prior written agreement; (4) any material breach of the Participant’s employment or similar agreement with the Company; or (5) a material adverse change in the Participant’s reporting structure; provided, that in all events the termination of the Participant’s service with the Company shall not be treated as a termination for “Good Reason” unless such termination occurs not more than six (6) months following the initial existence of the occurrence of the event or condition claimed to constitute “Good Reason.”

1.23 “Incentive Award” shall mean an award granted to a Participant under the Plan pursuant to Section 3.1.

1.24 “Independent Director” shall mean a member of the Board who is not an Employee.

1.25 “Participant” shall mean an Employee who is designated by the Plan Administrator to participate in the Plan or, unless otherwise determined by the Plan Administrator, an Independent Director who elects to participate in the Plan, in each case, pursuant to Article 2.

1.26 “Payout Multiplier” means the payout multiplier in respect of an Incentive Award granted to a Participant or a Participant’s Deferral Account as specified in the applicable Award Agreement or Deferral Agreement, respectively.

1.27 “Plan” means this Altaba Inc. Long-Term Deferred Compensation Incentive Plan, as may be amended or restated from time to time.

1.28 “Plan Administrator” means the Compensation Committee of the Board or such other person or persons appointed from time to time by the Compensation Committee of the Board to administer the Plan. With respect to any payments hereunder intended to qualify as performance-based compensation under Section 162(m) of the Code, the Plan Administrator shall be the Compensation Committee of the Board and shall be comprised solely of two or more directors who are “outside directors” under Section 162(m) of the Code.

1.29 “Qualifying Termination” means a termination of the Participant’s employment with the Company and its Affiliates either by the Company without Cause or by the Participant for Good Reason or as a result of the Participant’s Disability or death.

1.30 “Separation from Service” means a Participant’s separation from service with the Company within the meaning of Section 409A(a)(2)(A)(i) of the Code and the Department of Treasury final regulations and other guidance promulgated thereunder.

1.31 “Yahoo Japan Share” shall mean a common share, no par value, of Yahoo Japan Corporation.

ARTICLE 2

ELIGIBILITY AND PARTICIPATION

2.1 Employees. The Plan Administrator may, from time to time, designate those Employees who may participate in the Plan and to whom an Incentive Award may be granted pursuant to Section 3.1.

2.2 Independent Directors. Each Independent Director may participate in the Plan by making a Deferral Election with respect to such Independent Director’s Director Fees pursuant to Section 4.1.

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ARTICLE 3

INCENTIVE AWARDS

3.1 Grant of Incentive Awards. The Plan Administrator may, from time to time, grant an Incentive Award to any Participant who is an Employee, payable in cash, pursuant to the terms of the Plan and which shall be evidenced by an Award Agreement. The terms, conditions and limitations of each Incentive Award shall be set forth in the Award Agreement consistent with the terms of the Plan. Notwithstanding anything herein to the contrary, assuming the maximum level of performance and Payout Multiplier applicable to such Incentive Awards, the maximum amount that may become payable to any Participant in any fiscal year of the Company with respect to an Incentive Award shall be $24,000,000 and the maximum amount that may become payable with respect to all Incentive Awards granted to Participants under the Plan from time to time shall be $60,000,000.

3.2 Vesting of Incentive Awards. Subject to the terms and conditions set forth in the Award Agreement, a Participant’s Incentive Award shall vest upon the respective vesting dates set forth therein (each, a “Vesting Date”), or (ii) a Change in Control, so long as the Participant remains in continuous service with the Company or any of its Affiliates through such Vesting Date or Change in Control, respectively; provided, that the Incentive Award shall vest in full in the event that the Participant experiences a Qualifying Termination.

3.3 Effect of Termination of Employment. In the event of the termination of a Participant’s employment or service by the Company or its Affiliates for any reason, the Incentive Award, to the extent vested as of such date of termination (after taking into account any full vesting in connection with a Qualifying Termination), shall become payable to the Participant or the Participant’s Beneficiary, as applicable, pursuant to Section 3.5, and the then-unvested portion of the Incentive Award, if any, shall thereupon terminate without any payment therefor, and the Participant shall have no further rights with respect thereto.

3.4 Deferral Election. Each Participant may irrevocably elect to defer payment of his or her Incentive Award, to the extent vested, to the occurrence of the Participant’s Separation from Service (in lieu of payment on the first anniversary of each Vesting Date) by completing and executing an Award Agreement that specifies such election and returning such executed Award Agreement to the Plan Administrator within thirty (30) days following the date of the Participant’s receipt of such Award Agreement.

3.5 Payment of Incentive Awards.

(a) Except as provided in Sections 3.5(b) and 3.5(c), a Participant’s Incentive Award, to the extent vested, shall be paid to the Participant or the Participant’s Beneficiary, as applicable, on or within thirty (30) days following the earliest to occur of (i) the first anniversary of each Vesting Date, or, if the Participant has made a timely and valid deferral election pursuant to Section 3.4, the date of the Participant’s Separation from Service or (ii) immediately prior to (but subject to the consummation of) a Change in Control.

(b) If a Participant’s employment with the Company or its Affiliates is terminated for any reason other than a Qualifying Termination, then the Participant’s Incentive Award, to the extent vested, shall be paid to the Participant on or within thirty (30) days following the date of such termination.

(c) If a Participant’s employment with the Company or its Affiliates is terminated by reason of a Qualifying Termination, then the Participant’s Incentive Award shall be fully vested as of the date of such Qualifying Termination and shall be paid to the Participant on or within thirty (30) days following the date of such Qualifying Termination; provided, that if the Trading Discount Reduction (as defined below) measured as of the first anniversary of the date of termination (or a Change of Control if it occurs earlier than said first anniversary) exceeds the Trading Discount Reduction measured as of the date of termination, then the Participant shall be entitled to a payment in an amount equal to the difference between (x) the amount of the Incentive Award calculated based on the Payout Multiplier as in effect on the first anniversary of the date of termination (or a Change of Control if it occurs earlier than said first anniversary) and (y) the amount of the Incentive Award calculated based on the Payout Multiplier as in effect on the date of termination, with such amount paid to the Participant or the Participant’s Beneficiary, as applicable, on or within thirty (30) days following such first anniversary of the date of termination (or, in the event of a Change of Control if it occurs earlier than said first anniversary, immediately prior to (but subject to the consummation of) a Change in Control.

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3.6 Calculation of Payment of Incentive Awards.

(a) Generally. The amount of an Incentive Award that may become payable to a Participant shall be subject to the Trading Discount Reduction achieved and Payout Multipliers as set forth in the Award Agreement that apply to the Trading Discount Reduction as determined on the applicable Vesting Date, the date of the occurrence of a Change in Control or, in the case of a Qualifying Termination, the date of termination or the one year anniversary of the date of termination if higher, as described in Section 3.5(c) above (such applicable date, the “Measurement Date”).

(b) Methodology.

As of the applicable Measurement Date, the amount of the Incentive Award payable to the Participant shall be calculated in accordance with the terms of the Award Agreement based on the initial amount of the Incentive Award granted to the Participant and the applicable Payout Multiplier determined based on the Trading Discount Reduction measured as of such Measurement Date, subject to the vesting terms set forth in the Award Agreement.

For purposes of measuring the Trading Discount Reduction, the following terms shall apply:

“Base Trading Discount” shall mean the percentage (rounded to the nearest tenth of a percentile) specified in a Participant’s Award Agreement or Deferral Agreement, as applicable.

“Base Adjusted NAV” and “Base Adjusted NAV Per Share” shall mean the initial net asset value adjusted for the exclusion of deferred taxes on unrealized appreciation and other adjustments. These amounts will be specified in a Participant’s Award Agreement or Deferral Agreement and utilized in the calculation of Base Trading Discount.

“Revised Adjusted NAV” and “Revised Adjusted NAV Per Share” shall mean the Base Adjusted NAV per share revised to reflect the impact of changes in the per share price of Alibaba Shares and Yahoo Japan Shares, respectively on the Base Adjusted NAV. The impact of these share price changes may be direct (e.g., the value of the Company’s holdings are increased or decreased) or indirect (e.g., the company bought back its own shares at a price that reflected higher or lower share prices for these holdings than subsequently in effect). For purposes of illustration, Revised Adjusted NAV and Revised Adjusted NAV Per Share shall be determined consistently with the example set forth on Appendix A hereto.

“Current Trading Discount” means, as of any Measurement Date, an amount (rounded to the nearest tenth of a percentile) equal to one less the quotient obtained by dividing (x) the average closing price per share of Common Stock on the Nasdaq Stock Market during the thirty (30) day trading period immediately prior to such measurement date (in each case adding back the per share amount of cumulative dividends paid by the Company from and after the Effective Date, by (y) the “Revised Adjusted NAV Per Share” on such measurement date.

“Trading Discount Reduction” means an amount (rounded to the nearest tenth of a percentile) equal to the difference obtained by subtracting (x) the Current Trading Discount from (y) the Base Trading Discount.

The measurement of the Trading Discount Reduction pursuant to this Section 3.6(b) shall be applied on an objective basis and consistently by the Plan Administrator from time to time; provided, that notwithstanding anything herein to the contrary, the Plan Administrator reserves the right to modify such methodology in such a manner that does not cause any amounts payable hereunder to cease to qualify as performance based compensation within the meaning of Code Section 162(m) and which does not adversely affect the rights of any Participant under his or her Incentive Award.

(c) Deferred Payment Interest Credit. The amount of an Incentive Award that becomes vested on an applicable Vesting Date and which is paid to such Participant more than 30 days after the applicable Vesting Date shall be credited with a rate of interest, based on the prime rate of interest as reported in the Wall Street Journal for the applicable Vesting Date (or immediately preceding date on which such rate is reported, if not reported in the Wall Street Journal on the applicable Vesting Date), compounded monthly from the applicable Vesting Date through the date of payment (the “Interest Credit”). The amount of the Incentive Award payable to any Participant on an applicable payment date described in Sections 3.5(a), (b) and (c) shall be increased by an amount equal to the Interest Credit through the date of payment of the Incentive Award, which additional Interest Credit amount shall be paid to the Participant at the same time and pursuant to the same terms as the underlying vested Incentive Award to which it relates.

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(d) Catch-Up Payment. If (i) a Change in Control occurs while the Participant is in continuous service with the Company or any of its Affiliates or following a Participant’s Qualifying Termination that has occurred within the twelve months prior to such Change in Control and (ii) the Payout Multiplier determined based on the Trading Discount Reduction measured as of such Change in Control (the “Liquidity Payout Multiplier”) is greater than the Payout Multiplier that applied to any previously vested or paid out portion of an Incentive Award (such portion, the “Prior Portion”), then the Participant shall be entitled to a payment in an amount equal to the excess, if any, of the amount of the Prior Portion calculated as if the Liquidity Payout Multiplier had applied to such Prior Portion on each prior Vesting Date, over the amount of the Prior Portion calculated as of each prior Vesting Date. In the absence of a Change in Control, on the date of the fourth anniversary of the Effective Date and each six-month anniversary thereafter (each such date, a “Catch-Up Measurement Date”) so long as the Participant remains in continuous service with the Company or any of its Affiliates on, or has terminated employment within the prior twelve months by reason of a Qualifying Termination prior to, the applicable Catch-up Measurement Date, if the amount of the Trading Discount Reduction applicable to the Incentive Award as measured on each Catch-Up Measurement Date would otherwise result in a Payout Multiplier of at least three (3.0) (the “Premium Payout Multiplier”), then the Participant shall be entitled to a payment in an amount equal to the excess, if any, of the amount of the Prior Portion calculated as if the Premium Payout Multiplier had applied to such Prior Portion on each prior Vesting Date, over the amount of the Prior Portion calculated as of each prior Vesting Date. Any amounts that become payable pursuant to this Section 3.6(c) in respect of an Incentive Award shall be payable in cash to the Participant or the Participant’s Beneficiary, as applicable, and shall be paid on or within thirty (30) days following (i) the occurrence of a Change in Control or the respective Catch-Up Measurement Date, as applicable, or (ii) if the Participant has made a timely and valid deferral election pursuant to Section 3.4, the date of the Participant’s Separation from Service.

(e) Section 162(m). To the extent required under Section 162(m) of the Code, the Plan Administrator shall make a certification in writing with respect to the calculation of the amount payable under any applicable Incentive Award that is intended to qualify as performance-based compensation under Section 162(m) of the Code prior to any such payment to a Participant hereunder.

(f) Impact of Tax Reform. Notwithstanding anything in this Plan or any Award Agreement to the contrary, if (i) Federal tax reform is enacted at any time prior to the first applicable Vesting Date and (ii) the Participant has vested in any portion of the Incentive Award on or prior to the first applicable Vesting Date, then the amount payable with respect to any such portion of the Incentive Award that has so vested on or prior to the first applicable Vesting Date may, in the sole discretion of the Plan Administrator be reduced based on an assessment by the Plan Administrator in good-faith of the impact that such tax reform had on the Trading Discount Reduction that resulted in such portion of the Incentive Award becoming so vested, subject to a maximum reduction of fifty percent (50%) of the Payout Multiplier applicable to such Incentive Award.

ARTICLE 4

DIRECTOR DEFERRALS

4.1 Deferral of Director Fees. Each Participant who is an Independent Director shall irrevocably elect to defer to an amount equal to any whole number percentage of not less than fifty percent (50%) and no more than one hundred percent (100%) of his or her Director Fees by completing and executing a Deferral Agreement and filing it with the Plan Administrator within thirty (30) days after the date the Participant first becomes eligible to participate in the Plan and which shall become effective on the first day following the filing thereof; provided, that the Participant’s Deferral Agreement shall only apply with respect to such Participant’s Director Fees attributable to services not yet performed. The Director Fees paid to such Participant shall be reduced by the amount deferred under this Section 4.1.

4.2 Deferral Account. A Participant’s Deferral Account shall be credited with an amount equal to the Director Fees deferred by such Participant pursuant to Section 4.1 as of the regularly scheduled date of payment of such Director Fees, which shall be fully vested and subject to measurement prior to payout pursuant to Section 4.3.

4.3 Calculation of Payout of Deferral Account.

(a) Generally. The amounts credited to a Participant’s Deferral Account hereunder shall be accumulated in such Deferral Account and subject to the Trading Discount Reduction achieved and payout multiplier as set forth in the Deferral Agreement that apply to the Trading Discount Reduction as determined on the applicable Payment Date (as defined below).

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(b) Methodology.

As of the applicable Payment Date, the amount of the Deferral Account payable to the Participant or the Participant’s Beneficiary, as applicable, shall be equal to the product of (x) the amount of the Deferral Account as of such Payment Date and (y) the applicable Payout Multiplier determined based on the Trading Discount Reduction measured as of such Payment Date. The measurement of the Trading Discount Reduction pursuant to this Section 4.3(b) shall be applied on an objective basis and consistently by the Plan Administrator from time to time; provided, that notwithstanding anything herein to the contrary, the Plan Administrator reserves the right to modify such methodology. For the avoidance of doubt, in no event shall a Participant’s Deferral Account be subject to any catch-up payment.

4.4 Payment of Deferral Account. Payment of the Participant’s Deferral Account, as adjusted pursuant to Section 4.3, shall be made to the Participant or the Participant’s Beneficiary, as applicable, in a single lump sum upon the earlier to occur of the following: (i) the Participant’s Separation from Service for any reason or (ii) a Change in Control (each, a “Payment Date”).

ARTICLE 5

ADMINISTRATION

5.1 Plan Administrator Authority.

(a) The Plan Administrator shall administer the Plan and shall have the power to take all action necessary or appropriate in connection with the general administration of the Plan. Without limiting the generality of the foregoing, the Plan Administrator may (i) interpret or construe the Plan, (ii) determine any facts or resolve any questions relevant to the Plan’s administration, (iii) prescribe, amend and rescind administrative rules and regulations under the Plan, (iv) resolve any dispute which may arise under the Plan involving Participants or Beneficiaries and (v) make all other administrative determinations necessary or advisable for the administration of the Plan, in all cases subject to all of the provisions of the Plan, including without limitation Article 6 hereof.

(b) The Plan Administrator may delegate any of its duties hereunder to such person or persons from time to time as it may designate.

(c) The Plan Administrator is empowered, on behalf of the Plan, to engage accountants, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. The functions of any such persons engaged by the Plan Administrator shall be limited to the specified services and duties for which they are engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan. Such persons shall exercise no discretionary authority or discretionary control respecting the management of the Plan. All reasonable expenses thereof shall be borne by the Company.

5.2 Indemnification of Committee. Each member of the Compensation Committee of the Board, the Board or any other person who may act to fulfill the responsibilities of the Plan Administrator shall be indemnified by the Company against any and all liabilities arising by reason of any act, or failure to act, pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating to the Plan.

ARTICLE 6

AMENDMENT AND TERMINATION OF PLAN

The Plan may be amended, suspended, discontinued or terminated at any time, in whole or in part, by the Plan Administrator; provided, that no such action shall reduce or in any manner adversely affect the rights of any Participant with respect to payments under any Incentive Award issued under the Plan prior to the date of such action, as determined by the Plan Administrator in its sole discretion. Notice of any amendment, suspension, discontinuation or termination of the Plan shall be given in writing to each Participant.

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ARTICLE 7

DETERMINATION OF BENEFITS

7.1 Benefit Claims. If a Participant believes that he or she is being denied a benefit to which he or she is entitled under the Plan (hereinafter referred to as a “Claimant”), he or she, or his or her representative, may file a written request for such benefit with the Company, setting forth his or her claim. The request must be addressed to the Secretary of the Company (the “Secretary”) at its then principal place of business.

7.2 Claim Review Process. Upon receipt of a claim, the Plan Administrator shall advise the Claimant that a reply will be forthcoming within ninety (90) days and shall, in fact, deliver such reply within such period. The Plan Administrator may, however, extend the reply period for an additional ninety (90) days for reasonable cause, provided that notice of the extended reply period is provided to Claimant prior to the expiration of the initial ninety (90) day period with a description of the special circumstances requiring the extended time for review and the expected date of the completion of such review.

If the Claim is denied in whole or in part, the Plan Administrator shall adopt a written opinion, using language calculated to be understood by the Claimant, setting forth:

(a) The specific reason or reasons for such denial;

(b) The specific reference to pertinent provisions of this Plan on which such denial is based;

(c) A description of any additional material or information necessary for the Claimant to perfect his or her claim and an explanation why such material or such information is necessary;

(d) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review;

(e) The time limits for requesting a review under Section 7.3 and for review under Section 7.4 hereof; and

(f) A statement of the Claimant’s right to bring a civil suit under Section 502(a) of ERISA.

7.3 Benefit Denial Review. Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the Secretary review the Plan Administrator’s determination. Such request must be addressed to the Secretary, at the Company’s then principal place of business. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing, documents, records and other information for consideration by the Secretary. If the Claimant does not request a review of the Plan Administrator’s determination by the Secretary within such sixty (60) day period, he or she shall be barred and estopped from challenging the Plan Administrator’s determination. Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits under this Plan.

7.4 Process of Review. Within sixty (60) days after the Secretary’s receipt of a request for review, he or she will review the Plan Administrator’s determination. After considering all materials presented, whether or not included or reviewed in the initial claim determination, by the Claimant, the Secretary will render a written opinion, written in a manner calculated to be understood by the Claimant, setting forth the specific reasons for the decision, containing specific references to the pertinent provisions of this Plan on which the decision is based, containing a statement that Claimant is entitled to receive, upon request and free of change, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant’s claim for benefits under this Plan and containing a statement of Claimant’s right to bring an action under Section 502(a) of ERISA, if applicable. If special circumstances require that sixty (60) day time period be extended, the Secretary will so notify the Claimant prior to the expiration of such sixty (60) day time period and will render the decision as soon as possible, but no later than one hundred twenty (120) days after receipt of the request for review.

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ARTICLE 8

MISCELLANEOUS

8.1 Unfunded/Unsecured Plan. The Company shall be obligated to make all payments under the Plan. The obligations of the Company under the Plan shall be unfunded and unsecured, and nothing contained herein shall be construed as providing for assets to be held in trust or escrow or any other form of segregation of the assets of the Company for the benefit of any Participant or any other person or persons to whom benefits are to be paid pursuant to the terms of the Plan, provided, that the Plan Administrator may, at any time and in its discretion, adopt a grantor trust or escrow for the purpose of providing a source of funds to pay Plan benefits. The interest of any Participant or any other person hereunder shall be limited to the right to receive the benefits as set forth herein. To the extent that a Participant or any other person acquires a right to receive benefits under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company.

8.2 No Right to Employment or Service. Neither the action of the Company in establishing the Plan, nor any action taken by the Company, the Board or any individual or member of a committee duly appointed as Plan Administrator under the provisions hereof, nor any provision of the Plan shall give a Participant any right to be retained as an Employee or Director.

8.3 No Assignment. Except as provided herein, the right of the Participant or any other person to the payment of deferred compensation or other benefits under this Plan shall not be assigned, transferred, pledged or encumbered, except by will or the laws of descent and distribution.

8.4 Withholding of Taxes. The Company or any of its Affiliates shall deduct from the amount of any payment made pursuant to this Plan or from any other amounts payable by the Company or any of its Affiliates to or with respect to a Participant any income, employment or other taxes required to be paid or withheld by the federal government or any state or local government by virtue of participation in the Plan. In no event shall the Company or its Affiliates be liable for any of a Participant’s income tax obligations.

8.5 Adjustments. In the event of a reorganization, recapitalization, stock dividend or stock split, or combination or other change in the Common Stock, the Plan Administrator shall, in order to prevent the dilution or enlargement of rights in respect of an Incentive Award granted to a Participant or a Participant’s Deferral Account, make such adjustments as the Plan Administrator in its sole discretion may determine.

8.6 Waivers. Any waiver of any right granted pursuant to the Plan shall not be valid unless the same is in writing and signed by the party waiving such right. Any such waiver shall not be deemed to be a waiver of any other rights.

8.7 Severability. In the event any one or more provisions of this Plan are held to be invalid or unenforceable, such illegality or unenforceability shall not affect the validity or enforceability of the other provisions hereof and such other provisions shall remain in full force and effect unaffected by such invalidity or unenforceability.

8.8 Captions and Gender. The captions preceding the Sections and subsections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan. Where the context requires, words used in the masculine gender shall be construed to include the feminine, the plural shall include the singular and the singular shall include the plural.

8.9 Choice of Law. The Plan and all rights under this Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of law, except to the extent preempted by ERISA.

8.10 Section 409A.

(a) The Plan is intended to comply with the requirements of Section 409A of the Code, and shall in all respects be interpreted and administered in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”). Neither the Company nor the Plan Administrator shall be obligated to perform any obligation hereunder in any case where, in the opinion of the Company’s counsel, such performance would result in

Annex C-9

the violation of any law or regulation or failure to comply with Section 409A. Should it be determined that any provision or feature of the Plan is not in compliance with Section 409A, that provision or feature shall be null and void to the extent required to avoid the noncompliance with Section 409A; provided, that in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of noncompliance with Section 409A.

(b) Notwithstanding anything in the Plan to the contrary, (i) if at the time of a Participant’s termination of employment with the Company or its Affiliates the Participant is a “specified employee” as defined in Section 409A of the Code, and the deferral of the commencement of any payments or benefits otherwise payable hereunder as a result of such termination of employment is necessary in order to prevent any accelerated or additional tax under Section 409A of the Code, then the commencement of the payment of any such payments or benefits hereunder shall be deferred (without any reduction in such payments or benefits ultimately paid or provided to the Participant) until the first business day to occur following the date that is six (6) months following the Participant’s “separation from service” (within the meaning of such term under Section 409A of the Code) with the Company (or the earliest date as is permitted under Section 409A of the Code).

(c) Notwithstanding anything in the Plan to the contrary, a termination of employment shall not be deemed to have occurred for purposes of any provision of the Plan providing for the payment of amounts or benefits upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of the Plan, references to a “resignation,” “termination,” “termination of employment” or like terms shall mean separation from service.

(d) For purposes of Section 409A of the Code, each payment made under the Plan shall be designated as a “separate payment” within the meaning of the Section 409A of the Code.

[Signature page follows]

Annex C-10

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Altaba Inc. on August 9, 2017.

I hereby certify that the foregoing Plan was approved by the shareholders of Altaba Inc. on                    , 2017. Executed on this                     day of                     , 2017.

Corporate Secretary

Appendix A

For illustrative purposes, Revised Adjusted NAV Per Share shall be calculated under the Plan as follows:

Base Adjusted NAV

Less	Dollar amount of actual share repurchases by the Company

Less	Dollar amount of actual dividends paid by the Company

Plus

For that portion of the Alibaba Shares and Yahoo Japan Shares held by the Company as of the measurement date, the increase (or decrease) in value from the value utilized in calculating the Base Adjusted NAV, with the values as of the measurement date being determined on a 30 day average trading basis for the respective securities

Plus

For that portion of the Alibaba Shares and Yahoo Japan Shares sold prior to the measurement date, the increase (or decrease) in value as of the date of disposition from the value utilized in calculating the Base Adjusted NAV

Less

The increase in the net liability of the Altaba Convertible Bond (net of the value of the call spread) (i.e., the change in value of [the Convertible Bond less the Call Options plus the Warrants Written]) from the value utilized in calculating the Base Adjusted NAV to the value as of the measurement date; for measurement dates prior to the final settlement of the Convertible Bond and the call spread, an estimate of the fair market value of the combined position will be utilized; for measurement dates after the final settlement, the final settlement values will be utilized

Equals	Revised Adjusted NAV

Divided by	A hypothetical number of shares outstanding* which equals:

Shares utilized in calculation of Base Adjusted NAV per share

Less Number of shares hypothetically repurchased if the dollar amount of actual repurchases was utilized to buy back shares at a price equal to Base Adjusted NAV per share

Equals	Revised Adjusted NAV per share

*

In addition to the delineated adjustment which follows, appropriate additional adjustments may be necessary for transactions which affect the then outstanding number of Company shares (e.g., stock split, spin-off, split-off or similar transactions).

Annex C-Appendix A

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02NZWG 1 U PX + Annual Meeting Proxy Card . IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, C, AND D ON BOTH SIDES OF THIS CARD. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof. IMPORTANT ANNUAL MEETING INFORMATION + A 01—Tor R. Braham 04—Richard L. Kauffman 02—Eric K. Brandt 05—Thomas J. McInerney 03—Catherine J. Friedman 1. Election to the Board of Directors of the five director nominees listed below to serve until their respective successors shall have been elected and qualified. For Against Abstain For Against Abstain For Against Abstain The Fund’s Board of Directors recommends a vote “FOR” each of the nominees listed below and FOR Proposals 2, 3, 4 and 5. B For Against Abstain 2. To approve a new investment advisory agreement between the Fund and BlackRock Advisors LLC. 4. To ratify the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm. For Against Abstain 3. To approve a new investment advisory agreement between the Fund and Morgan Stanley Smith Barney LLC. 5. To approve a long-term deferred compensation incentive plan for the Fund’s management and Directors. The Fund’s Board of Directors recommends a vote “AGAINST” Proposals 6 and 7. For Against Abstain 6. To vote upon a stockholder proposal regarding stockholder action by written consent. For Against Abstain 7. To vote upon a stockholder proposal regarding the Yahoo Human Rights Fund. qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 2:00 A.M., Eastern Time, on October 24, 2017. Vote by Internet Go to www.envisionreports.com/AABA Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALTABA INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held on October 24, 2017 The undersigned stockholder of Altaba Inc. (the “Fund”), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 11, 2017, and hereby appoints Thomas J. McInerney and Arthur Chong, and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2017 annual meeting of stockholders of the Fund to be held on Tuesday, October 24, 2017, at 8:00 a.m., local time, at The Yale Club, located at 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY STOCKHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4 AND 5 AND “AGAINST” PROPOSALS 6 AND 7. CONTINUED ON REVERSE SIDE C Non-Voting Items: Meeting Attendance Mark box to the right if you plan to attend the annual meeting. Change of Address — Please print new address below. D Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, C, AND D ON BOTH SIDES OF THIS CARD. RECEIVE FUTURE ALTABA INC. PROXY MATERIALS VIA THE INTERNET! Receive future Altaba Inc. annual reports and proxy materials in electronic form rather than in printed form. Next year when the annual report and proxy materials are available, we will send you an email with instructions which will enable you to review the materials online. To consent to electronic delivery, visit www-us.computershare.com/Investor, or while voting via the Internet, just click the box to give your consent. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q